UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07732

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: March 31, 2020

Date of reporting period: September 30, 2019

ITEM 1. REPORTS TO STOCKHOLDERS.

SEP    09.30.19

SEMI-ANNUAL REPORT

ALLIANCEBERNSTEIN

GLOBAL HIGH INCOME FUND

(NYSE: AWF)

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor and your shares are held with our transfer agent, Computershare, you may log into your Investor Center account at www.computershare.com/investor and go to “Communication Preferences”. You may also call Computershare at (800) 219 4218.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call Computershare at (800) 219 4218. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Closed-end Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AllianceBernstein Global High Income Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 1

SEMI-ANNUAL REPORT

November 12, 2019

This report provides management’s discussion of fund performance for AllianceBernstein Global High Income Fund for the semi-annual reporting period ended September 30, 2019. The Fund is a closed-end fund and its shares of common stock trade on the New York Stock Exchange.

The Fund seeks high current income, and secondarily, capital appreciation.

RETURNS AS OF SEPTEMBER 30, 2019 (unaudited)

	6 Months	12 Months

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND (NAV)	5.08%	6.56%

Primary Benchmark: Bloomberg Barclays Global High Yield Index (USD hedged)	3.08%	6.61%

Blended Benchmark: 33% JPM GBI-EM / 33% JPM EMBI Global / 33% Bloomberg Barclays US Corporate HY 2% Issuer Capped Index	4.39%	8.96%

The Fund’s market price per share on September 30, 2019 was $11.99. The Fund’s NAV per share on September 30, 2019 was $13.16. For additional financial highlights, please see pages 114-115.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its primary benchmark, the Bloomberg Barclays Global High Yield Index (USD hedged), as well as its blended benchmark for the six- and 12-month periods ended September 30, 2019. The blended benchmark is composed of equal weightings of the JPMorgan Government Bond Index-Emerging Markets (“JPM GBI-EM”) (local currency-denominated), the JPMorgan Emerging Markets Bond Index Global (“JPM EMBI Global”) and the Bloomberg Barclays US Corporate High Yield (“HY”) 2% Issuer Capped Index.

During the six-month period, the Fund outperformed its primary and blended benchmarks. Security selection contributed, relative to the primary benchmark, mainly from selections in commercial mortgage-backed securities (“CMBS”), and emerging-market sovereign and investment-grade corporate bonds, which offset a minor loss in US high-yield corporates. Sector allocations also boosted returns, from exposure to credit default swaps, an underweight in emerging-market sovereign bonds and an off-benchmark allocation to agency risk-sharing transactions, which were partially offset by a loss from an underweight in US high-yield bonds. Yield-curve positioning in the US also added to returns, along with country gains from off-benchmark exposures in Brazil, Canada and Indonesia. Currency decisions were also slightly additive. There were no other significant detractors in the period.

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During the 12-month period, the Fund underperformed its primary and blended benchmarks. Security selection detracted, as losses in US high-yield bonds and asset-backed securities exceeded gains in CMBS and emerging-market sovereign bonds. Yield-curve positioning in the US, along with country gains from off-benchmark exposure in Brazil and an underweight to the eurozone added to performance. Sector allocations in credit default swaps, agency risk-sharing transactions and investment-grade corporates offset losses among emerging-market bonds to also add to performance. Currency decisions did not have a meaningful impact during the period.

During both periods, the Fund utilized Treasury futures, interest rate swaps and interest rate swaptions, both written and purchased, to manage and hedge duration risk and/or to take active yield-curve positioning. Currency forwards and currency options, both written and purchased, were used to hedge foreign currency exposure as well as to manage active currency risk. Credit default swaps were used to hedge credit risk and as a tool to effectively gain exposure to specific sectors. Variance swaps were utilized as tail hedges to hedge against flight-to-quality tail events. Total return swaps were used to create synthetic high-yield exposure in the Fund. The Fund’s utilization of leverage contributed to absolute returns for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income markets performed strongly over the six-month period ended September 30, 2019. After holding rates steady in early 2019, the US Federal Reserve lowered interest rates in July and September, reacting to slowing global growth, declining manufacturing output and faltering business confidence from the ongoing US-China trade war. The European Central Bank followed suit in September by cutting rates to a record low and announcing the resumption of quantitative easing. The Reserve Bank of Australia cut interest rates for a second time to a new low. The Bank of Japan issued guidance that interest rates would remain low well into 2020. The Bank of Canada maintained interest rates as the country’s overall economy remained in balance. Central bankers in numerous other developed and emerging markets also lowered interest rates and signaled further monetary easing and potential fiscal stimulus measures to boost faltering demand. Inflation remained below target in most developed countries and was falling in emerging markets.

Heavy investor demand for sovereign debt increased negative-yielding bonds to over US$17 trillion. Long-dated developed-market treasury securities and emerging-market sovereign debt were strong performers given their interest-rate sensitivity. Investment-grade corporate bond returns were also robust, and spreads remained near historical lows, outperforming high-yield bonds. However, various geopolitical risks remained, including escalating Hong Kong demonstrations, the possibility of a hard Brexit, a potential US–European Union trade conflict and the prospect of a global currency war. The US dollar remained strong as a safe haven during a period of increased global growth uncertainty.

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 3

The Fund’s Investment Management Team (the “Team”) seeks to generate high current income and, secondarily, capital appreciation. The Fund is a globally diversified portfolio that takes full advantage of the Team’s best research ideas by pursuing high-income opportunities across all fixed-income sectors. The Fund invests primarily (and without limit) in corporate debt securities from US and non-US issuers, as well as government bonds from both developing and developed countries, including the US. Under normal market conditions, the Fund invests substantially in lower-rated bonds, but may also invest in investment-grade and unrated debt securities.

INVESTMENT POLICIES

The Fund invests without limit in securities denominated in non-US currencies as well as those denominated in the US dollar. The Fund may also invest, without limit, in sovereign debt securities issued by emerging and developed nations and in debt securities of US and non-US corporate issuers. For more information regarding the Fund’s risks, please see “Disclosures and Risks” on pages 5-7 and “Note E—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on pages 109-113.

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DISCLOSURES AND RISKS

AllianceBernstein Global High Income Fund

Shareholder Information

Weekly comparative net asset value (“NAV”) and market price information about the Fund is published each Saturday in Barron’s and in other newspapers in a table called “Closed End Funds”. Daily NAV and market price information, and additional information regarding the Fund, is available at www.abfunds.com and www.nyse.com. For additional shareholder information regarding this Fund, please see pages 116-117.

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a fund portfolio. The Bloomberg Barclays Global High Yield Index (USD hedged) represents non-investment grade fixed-income securities of companies in the US, and developed and emerging markets, hedged to the US dollar. The JPM® GBI-EM represents the performance of local currency government bonds issued by emerging markets. The JPM EMBI Global (market-capitalization weighted) represents the performance of US dollar-denominated Brady bonds, Eurobonds and trade loans issued by sovereign and quasi-sovereign entities. The Bloomberg Barclays US Corporate HY 2% Issuer Capped Index is the 2% Issuer Capped component of the US Corporate High Yield Index, which represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million and at least one year to maturity. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 5

DISCLOSURES AND RISKS (continued)

may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk: As a result of the Fund’s use of leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s NAV.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

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DISCLOSURES AND RISKS (continued)

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. The Fund may invest in mortgage-backed and/or other asset-backed securities, including securities backed by mortgages and assets with an international or emerging-markets origination and securities backed by non-performing loans at the time of investment. Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that, in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 7

PORTFOLIO SUMMARY

September 30, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,135.2

1

All data are as of September 30, 2019. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.5% or less in the following security types: Collateralized Loan Obligations, Governments–Sovereign Bonds, Inflation-Linked Securities, Local Governments–Regional Bonds, Preferred Stocks, Quasi-Sovereigns, Rights, Warrants and Whole Loan Trusts.

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PORTFOLIO SUMMARY (continued)

September 30, 2019 (unaudited)

1

All data are as of September 30, 2019. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.8% or less in the following countries: Angola, Argentina, Australia, Bahrain, Bermuda, Cameroon, Cayman Islands, Chile, China, Denmark, Ecuador, Egypt, El Salvador, Finland, Gabon, Germany, Ghana, Honduras, Hong Kong, India, Iraq, Ireland, Ivory Coast, Jamaica, Jersey (Channel Islands), Jordan, Kazakhstan, Kenya, Lebanon, Macau, Mexico, Mongolia, Nigeria, Norway, Oman, Pakistan, Peru, Russia, Senegal, South Africa, Sri Lanka, Sweden, Trinidad & Tobago, Turkey, Ukraine, United Arab Emirates, Venezuela, Virgin Islands (BVI) and Zambia.

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 9

PORTFOLIO OF INVESTMENTS

September 30, 2019 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 31.2%
Industrial – 24.4%
Basic – 2.7%
Advanced Drainage Systems, Inc. 5.00%, 9/30/27(a)	U.S.$	140	$142,132
AK Steel Corp. 7.00%, 3/15/27(b)		1,164	995,248
Alcoa Nederland Holding BV 6.125%, 5/15/28(a)		289	307,801
Ashland LLC 4.75%, 8/15/22		421	441,631
Axalta Coating Systems LLC 4.875%, 8/15/24(a)		516	534,347
Berry Global, Inc. 5.50%, 5/15/22		345	350,056
CF Industries, Inc. 4.95%, 6/01/43		620	610,364
5.375%, 3/15/44		747	753,175
Constellium SE 5.875%, 2/15/26(a)		1,310	1,366,952
Crown Americas LLC/Crown Americas Capital Corp. VI 4.75%, 2/01/26		751	787,363
Eldorado Gold Corp. 9.50%, 6/01/24(a)		1,931	2,086,963
ERP Iron Ore, LLC 9.039%, 12/31/19(c)(d)(e)(f)(g)(h)		336	336,499
Flex Acquisition Co., Inc. 7.875%, 7/15/26(a)		1,377	1,262,582
FMG Resources (August 2006) Pty Ltd. 4.50%, 9/15/27(a)		1,028	1,002,345
5.125%, 3/15/23(a)		69	71,109
Freeport-McMoRan, Inc. 5.45%, 3/15/43		3,414	3,079,404
Grinding Media, Inc./Moly-Cop AltaSteel Ltd. 7.375%, 12/15/23(a)		1,290	1,236,145
Joseph T Ryerson & Son, Inc. 11.00%, 5/15/22(a)		2,450	2,585,363
Kraton Polymers LLC/Kraton Polymers Capital Corp. 5.25%, 5/15/26(a)	EUR	846	969,999
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(e)(i)(j)	U.S.$	2,857	29
Novelis Corp. 5.875%, 9/30/26(a)		1,523	1,598,328

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

OCI NV 5.00%, 4/15/23(a)	EUR	1,300	$1,483,855
6.625%, 4/15/23(a)	U.S.$	840	878,391
Olin Corp. 5.625%, 8/01/29		797	827,990
Peabody Energy Corp. 6.00%, 3/31/22(a)		270	270,983
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.125%, 7/15/23(a)		717	735,968
Sealed Air Corp. 6.875%, 7/15/33(a)		1,295	1,512,987
Smurfit Kappa Treasury Funding DAC 7.50%, 11/20/25		238	284,858
SPCM SA 4.875%, 9/15/25(a)		975	995,493
Starfruit Finco BV/Starfruit US Holdco LLC 6.50%, 10/01/26	EUR	1,010	1,118,342
8.00%, 10/01/26(a)	U.S.$	171	170,655
United States Steel Corp. 6.25%, 3/15/26		245	205,254
6.875%, 8/15/25		844	761,895
Valvoline, Inc. 5.50%, 7/15/24		278	289,199
WR Grace & Co.-Conn 5.625%, 10/01/24(a)		386	417,550

			30,471,255

Capital Goods – 1.6%
ARD Finance SA 6.625% (6.625% Cash or 7.375% PIK), 9/15/23(h)	EUR	1,126	1,267,848
7.125% (7.125% Cash or 7.875% PIK), 9/15/23(h)	U.S.$	739	762,058
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 6.75%, 5/15/24(a)	EUR	1,303	1,491,755
BBA US Holdings, Inc. 5.375%, 5/01/26(a)	U.S.$	402	422,853
Bombardier, Inc. 5.75%, 3/15/22(a)		932	947,960
7.50%, 3/15/25(a)		1,839	1,838,724
7.875%, 4/15/27(a)		386	383,814
Clean Harbors, Inc. 4.875%, 7/15/27(a)		25	26,183
Cleaver-Brooks, Inc. 7.875%, 3/01/23(a)		261	247,529

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Colfax Corp. 6.00%, 2/15/24(a)	U.S.$	194	$205,613
6.375%, 2/15/26(a)		207	222,921
F-Brasile SpA/F-Brasile US LLC Series XR 7.375%, 8/15/26(a)		957	995,573
Gates Global LLC/Gates Global Co. 6.00%, 7/15/22(a)		352	351,814
GFL Environmental, Inc. 5.375%, 3/01/23(a)		103	104,301
5.625%, 5/01/22(a)		403	411,509
7.00%, 6/01/26(a)		688	725,244
8.50%, 5/01/27(a)		775	859,116
Granite Holdings US Acquisition Co. 11.00%, 10/01/27(a)		507	490,461
JELD-WEN, Inc. 4.625%, 12/15/25(a)		128	128,372
Liberty Tire Recycling LLC 9.50%, 1/15/23(d)(g)(j)		614	613,641
Mauser Packaging Solutions Holding Co. 5.50%, 4/15/24(a)		1,009	1,038,718
7.25%, 4/15/25(a)		264	251,995
Stevens Holding Co., Inc. 6.125%, 10/01/26(a)		141	150,203
TransDigm, Inc. 6.25%, 3/15/26(a)		556	597,057
6.50%, 7/15/24		1,529	1,577,636
Triumph Group, Inc. 6.25%, 9/15/24(a)		135	140,389
7.75%, 8/15/25		1,250	1,262,506
Trivium Packaging Finance BV 3.75%, 8/15/26(a)	EUR	100	115,410
5.50%, 8/15/26(a)	U.S.$	227	237,933
8.50%, 8/15/27(a)		382	413,754

			18,282,890

Communications - Media – 3.2%
Altice Financing SA 6.625%, 2/15/23(a)		2,892	2,979,344
7.50%, 5/15/26(a)		1,782	1,894,576
Altice Luxembourg SA 7.25%, 5/15/22(a)	EUR	286	317,630
7.75%, 5/15/22(a)	U.S.$	397	405,331
10.50%, 5/15/27(a)		1,940	2,188,906
CCO Holdings LLC/CCO Holdings Capital Corp. 5.00%, 2/01/28(a)		65	67,256
5.125%, 5/01/27(a)		551	575,166

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.375%, 5/01/25(a)	U.S.$	74	$76,775
5.75%, 1/15/24		112	114,398
5.75%, 2/15/26(a)		371	391,878
Clear Channel Communications, Inc. Zero Coupon, 6/15/18(c)(d)(e)(g)(i)		2,016	– 0	–
Zero Coupon, 12/15/19(c)(d)(e)(g)		927	– 0	–
Zero Coupon, 3/01/21(d)(e)		535	– 0	–
Clear Channel Worldwide Holdings, Inc. 5.125%, 8/15/27(a)		908	948,265
CSC Holdings LLC
5.375%, 2/01/28(a)		1,502	1,585,549
5.50%, 5/15/26(a)		200	210,599
6.625%, 10/15/25(a)		274	292,838
7.50%, 4/01/28(a)		941	1,061,806
10.875%, 10/15/25(a)		765	866,802
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375%, 8/15/26(a)		553	573,837
6.625%, 8/15/27(a)		442	458,466
DISH DBS Corp. 5.00%, 3/15/23		830	839,236
5.875%, 11/15/24		2,291	2,270,688
6.75%, 6/01/21		333	350,630
Gray Television, Inc. 5.125%, 10/15/24(a)		987	1,022,445
iHeartCommunications, Inc. 5.25%, 8/15/27(a)		285	297,435
6.375%, 5/01/26		111	120,635
8.375%, 5/01/27		202	218,309
Liberty Interactive LLC 3.75%, 2/15/30(k)		877	621,810
Meredith Corp. 6.875%, 2/01/26		1,577	1,606,312
Netflix, Inc. 4.375%, 11/15/26		1,502	1,523,166
4.875%, 4/15/28		1,171	1,190,307
Radiate Holdco LLC/Radiate Finance, Inc. 6.625%, 2/15/25(a)		1,057	1,064,817
6.875%, 2/15/23(a)		451	464,547
Scripps Escrow, Inc. 5.875%, 7/15/27(a)		639	649,566
Sinclair Television Group, Inc. 6.125%, 10/01/22		1,437	1,463,606
Sirius XM Radio, Inc. 5.00%, 8/01/27(a)		65	67,273
5.375%, 4/15/25(a)		25	25,891
TEGNA, Inc. 5.00%, 9/15/29(a)		551	557,970

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.50%, 9/15/24(a)	U.S.$	162	$166,777
Univision Communications, Inc. 5.125%, 5/15/23-2/15/25(a)		381	374,492
UPC Holding BV 5.50%, 1/15/28(a)		2,223	2,299,794
UPCB Finance IV Ltd. 5.375%, 1/15/25(a)		200	206,495
Virgin Media Receivables Financing Notes I DAC 5.50%, 9/15/24(a)	GBP	128	161,100
Virgin Media Secured Finance PLC 5.25%, 1/15/26(a)	U.S.$	200	205,583
Ziggo Bond Co. BV 5.875%, 1/15/25(a)		329	339,402
6.00%, 1/15/27(a)		815	851,857
Ziggo BV 5.50%, 1/15/27(a)		1,827	1,908,512

			35,878,077

Communications - Telecommunications – 2.9%
Altice France SA/France 5.625%, 5/15/24(a)	EUR	232	260,032
6.25%, 5/15/24(a)	U.S.$	255	263,217
7.375%, 5/01/26(a)		3,462	3,714,889
8.125%, 2/01/27(a)		465	514,024
C&W Senior Financing DAC 6.875%, 9/15/27(a)		1,501	1,556,558
7.50%, 10/15/26(a)		395	419,745
CB Idearc, Inc. Zero Coupon, 3/01/21-3/15/23(c)(d)(e)(g)		396	– 0	–
CB T-Mobile USA, Inc. 6.00%, 3/01/23(c)(d)(e)(g)		743	– 0	–
6.375%, 3/01/25(c)(d)(e)(g)		655	– 0	–
CenturyLink, Inc. Series T 5.80%, 3/15/22		78	82,130
Cincinnati Bell, Inc. 7.00%, 7/15/24(a)		1,151	1,068,058
Connect Finco SARL/Connect US Finco LLC 6.75%, 10/01/26(a)		1,321	1,344,417
DKT Finance ApS 7.00%, 6/17/23(a)	EUR	506	590,549
Embarq Corp. 7.995%, 6/01/36	U.S.$	1,273	1,258,297
Hughes Satellite Systems Corp. 6.625%, 8/01/26		730	793,966
7.625%, 6/15/21		1,383	1,494,661

14 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Intelsat Jackson Holdings SA 5.50%, 8/01/23	U.S.$	1,675	$1,567,108
8.00%, 2/15/24(a)		216	224,450
8.50%, 10/15/24(a)		1,039	1,046,951
9.50%, 9/30/22(a)		516	599,877
9.75%, 7/15/25(a)		1,262	1,320,702
Level 3 Financing, Inc. 5.25%, 3/15/26		164	170,645
5.375%, 8/15/22-1/15/24		1,196	1,214,332
6.125%, 1/15/21		206	206,457
Level 3 Parent LLC 5.75%, 12/01/22		160	160,620
Nexstar Escrow, Inc. 5.625%, 7/15/27(a)		596	624,390
Sable International Finance Ltd. 5.75%, 9/07/27(a)		615	635,571
Sprint Capital Corp. 6.875%, 11/15/28		1,875	2,043,842
8.75%, 3/15/32		215	265,176
Sprint Corp. 7.625%, 3/01/26		359	396,926
7.875%, 9/15/23		986	1,082,312
T-Mobile USA, Inc. 4.75%, 2/01/28		39	40,866
6.00%, 3/01/23		743	756,838
6.375%, 3/01/25		655	678,442
Telecom Italia Capital SA 7.20%, 7/18/36		483	559,062
7.721%, 6/04/38		1,784	2,154,155
Telecom Italia SpA/Milano 5.303%, 5/30/24(a)		1,002	1,078,601
West Corp. 8.50%, 10/15/25(a)		748	601,234
Zayo Group LLC/Zayo Capital, Inc. 5.75%, 1/15/27(a)		259	265,279
6.00%, 4/01/23		447	459,404
6.375%, 5/15/25		1,146	1,181,722

			32,695,505

Consumer Cyclical - Automotive – 1.8%
Allison Transmission, Inc. 5.875%, 6/01/29(a)		441	478,282
American Axle & Manufacturing, Inc. 6.25%, 4/01/25		974	945,627
6.50%, 4/01/27		359	342,508
BCD Acquisition, Inc. 9.625%, 9/15/23(a)		1,960	2,004,161

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Cooper-Standard Automotive, Inc. 5.625%, 11/15/26(a)	U.S.$	850	$774,369
Dana Financing Luxembourg SARL 5.75%, 4/15/25(a)		109	111,683
Exide Technologies 7.25%, 4/30/27(d)(g)(h)(j)(k)		2,877	1,122,040
11.00% (3.00% Cash and 8.00% PIK), 10/31/24(d)(g)(h)(j)		4,606	3,865,679
Garrett LX I SARL/Garrett Borrowing LLC 5.125%, 10/15/26(a)	EUR	677	710,299
IHO Verwaltungs GmbH 3.625% (3.625% Cash or 4.375% PIK), 5/15/25(a)(h)		284	320,347
3.875% (3.875% Cash or 4.625% PIK), 5/15/27(a)(h)		338	376,202
Meritor, Inc. 6.25%, 2/15/24	U.S.$	305	313,651
Navistar International Corp. 6.625%, 11/01/25(a)		718	729,051
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 6.25%, 5/15/26(a)		210	221,000
8.50%, 5/15/27(a)		2,629	2,662,238
Tenneco, Inc. 5.00%, 7/15/24(a)	EUR	300	332,707
5.00%, 7/15/26	U.S.$	2,174	1,790,350
Tesla, Inc. 5.30%, 8/15/25(a)		599	538,720
Titan International, Inc. 6.50%, 11/30/23		1,486	1,181,452
Truck Hero, Inc. 8.50%, 4/21/24(a)		1,151	1,137,572

			19,957,938

Consumer Cyclical - Entertainment – 0.2%
AMC Entertainment Holdings, Inc. 5.75%, 6/15/25		180	171,749
5.875%, 11/15/26		1,540	1,400,819
VOC Escrow Ltd. 5.00%, 2/15/28(a)		1,061	1,095,361

			2,667,929

Consumer Cyclical - Other – 1.9%
Beazer Homes USA, Inc. 5.875%, 10/15/27		428	415,192
6.75%, 3/15/25		1,228	1,249,748

16 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 6.25%, 9/15/27(a)	U.S.$	995	$995,664
Caesars Entertainment Corp. 5.00%, 10/01/24(k)		121	204,223
Cirsa Finance International SARL 7.875%, 12/20/23(a)		778	826,602
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/25(a)		1,969	1,997,409
Forestar Group, Inc. 8.00%, 4/15/24(a)		590	638,451
Hilton Domestic Operating Co., Inc. 4.875%, 1/15/30(a)		25	26,368
Installed Building Products, Inc. 5.75%, 2/01/28(a)		291	299,725
International Game Technology PLC 6.25%, 2/15/22(a)		977	1,032,562
K. Hovnanian Enterprises, Inc. 10.00%, 7/15/22(a)		352	292,121
10.50%, 7/15/24(a)		182	138,666
KB Home 7.00%, 12/15/21		536	578,166
7.50%, 9/15/22		494	555,896
Marriott Ownership Resorts, Inc./ILG LLC Series WI 6.50%, 9/15/26		1,250	1,349,806
MGM Resorts International 5.50%, 4/15/27		1,022	1,119,878
5.75%, 6/15/25		45	49,618
PulteGroup, Inc. 5.00%, 1/15/27		48	51,867
5.50%, 3/01/26		52	57,074
6.00%, 2/15/35		500	531,855
7.875%, 6/15/32		1,400	1,709,333
Shea Homes LP/Shea Homes Funding Corp. 5.875%, 4/01/23(a)		420	430,182
6.125%, 4/01/25(a)		830	851,552
Stars Group Holdings BV/Stars Group US Co-Borrower LLC 7.00%, 7/15/26(a)		941	997,755
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 5/15/25(a)		1,785	1,769,274
Taylor Morrison Communities, Inc. 5.75%, 1/15/28(a)		510	554,297
5.875%, 6/15/27(a)		628	689,073

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. 5.875%, 4/15/23(a)	U.S.$	875	$934,062
Twin River Worldwide Holdings, Inc. 6.75%, 6/01/27(a)		657	690,827
Wyndham Hotels & Resorts, Inc. 5.375%, 4/15/26(a)		25	26,266
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25%, 5/15/27(a)		45	46,232
5.50%, 3/01/25(a)		736	772,347
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp. 5.125%, 10/01/29(a)		279	292,359

			22,174,450

Consumer Cyclical - Restaurants – 0.2%
Golden Nugget, Inc. 6.75%, 10/15/24(a)		857	868,653
8.75%, 10/01/25(a)		708	738,574
IRB Holding Corp. 6.75%, 2/15/26(a)		453	456,364

			2,063,591

Consumer Cyclical - Retailers – 0.8%
Dufry Finance SCA 4.50%, 8/01/23(a)	EUR	1,208	1,349,472
JC Penney Corp., Inc. 6.375%, 10/15/36	U.S.$	421	136,625
7.40%, 4/01/37		486	161,829
L Brands, Inc. 7.60%, 7/15/37		1,000	845,007
Levi Strauss & Co. 5.00%, 5/01/25		1,150	1,195,764
Murphy Oil USA, Inc. 5.625%, 5/01/27		69	73,747
PetSmart, Inc. 7.125%, 3/15/23(a)		1,455	1,365,904
Sonic Automotive, Inc. 5.00%, 5/15/23		473	479,401
6.125%, 3/15/27		817	840,648
Staples, Inc. 7.50%, 4/15/26(a)		842	866,867
10.75%, 4/15/27(a)		822	848,735
William Carter Co. (The) 5.625%, 3/15/27(a)		410	439,429

			8,603,428

18 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 2.8%
Air Medical Group Holdings, Inc. 6.375%, 5/15/23(a)	U.S.$	636	$555,501
Albertsons Cos, Inc./Safeway, Inc./New Albertsons LP/Albertson’s LLC 5.75%, 3/15/25		701	723,255
6.625%, 6/15/24		1,385	1,454,357
Aveta, Inc. 10.50%, 3/01/21(c)(d)(e)(g)		13,116	– 0	–
Bausch Health Americas, Inc. 8.50%, 1/31/27(a)		513	576,018
Bausch Health Cos., Inc. 5.50%, 3/01/23-11/01/25(a)		421	426,709
6.125%, 4/15/25(a)		507	526,072
7.00%, 1/15/28(a)		254	273,304
7.25%, 5/30/29(a)		254	277,717
9.00%, 12/15/25(a)		336	377,182
BCPE Cycle Merger Sub II, Inc. 10.625%, 7/15/27(a)		698	673,570
Catalent Pharma Solutions, Inc. 4.75%, 12/15/24(a)	EUR	400	449,225
4.875%, 1/15/26(a)	U.S.$	416	427,742
CHS/Community Health Systems, Inc. 6.25%, 3/31/23		1,368	1,359,862
8.125%, 6/30/24(a)		635	508,364
DaVita, Inc. 5.00%, 5/01/25		1,034	1,031,110
Eagle Holding Co. II LLC 7.625%, 5/15/22(a)(h)		179	180,694
7.75%, 5/15/22(a)(h)		1,795	1,811,270
Envision Healthcare Corp. 8.75%, 10/15/26(a)		2,302	1,404,222
First Quality Finance Co., Inc. 4.625%, 5/15/21(a)		3,174	3,176,625
Hadrian Merger Sub, Inc. 8.50%, 5/01/26(a)		543	525,790
HCA, Inc. 5.875%, 2/15/26		110	123,062
Kinetic Concepts, Inc./KCI USA, Inc. 7.875%, 2/15/21(a)		382	389,797
Lamb Weston Holdings, Inc. 4.625%, 11/01/24(a)		407	428,660
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 4/15/25(a)		125	37,627
5.625%, 10/15/23(a)		311	102,644

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

MPH Acquisition Holdings LLC 7.125%, 6/01/24(a)	U.S.$	1,673	$1,543,662
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA 6.625%, 5/15/22(a)		539	527,053
Post Holdings, Inc. 5.00%, 8/15/26(a)		410	425,470
5.50%, 3/01/25(a)		610	638,749
5.625%, 1/15/28(a)		798	845,710
RegionalCare Hospital Partners Holdings, Inc. 8.25%, 5/01/23(a)		49	52,191
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. 9.75%, 12/01/26(a)		2,775	2,972,857
Spectrum Brands, Inc. 4.00%, 10/01/26(a)	EUR	530	608,388
6.125%, 12/15/24	U.S.$	361	374,546
Sunshine Mid BV 6.50%, 5/15/26(a)(b)	EUR	823	942,331
Synlab Unsecured Bondco PLC 8.25%, 7/01/23(a)		700	795,142
Tenet Healthcare Corp. 6.75%, 6/15/23(b)	U.S.$	1,903	1,999,884
7.00%, 8/01/25		119	121,583
8.125%, 4/01/22		682	737,876
Vizient, Inc. 6.25%, 5/15/27(a)		222	239,679
West Street Merger Sub, Inc. 6.375%, 9/01/25(a)		1,350	1,249,237

			31,894,737

Energy – 3.1%
Antero Resources Corp. 5.125%, 12/01/22		484	424,839
Berry Petroleum Co. LLC 6.375%, 9/15/22(c)(d)(e)(g)		2,383	– 0	–
California Resources Corp. 5.50%, 9/15/21(c)		230	111,548
8.00%, 12/15/22(a)		347	173,517
Carrizo Oil & Gas, Inc. 6.25%, 4/15/23(b)		296	280,032
8.25%, 7/15/25		301	295,664
CHC Group LLC/CHC Finance Ltd. Series AI Zero Coupon, 10/01/20(k)(l)		2,948	737,053
Cheniere Energy Partners LP 4.50%, 10/01/29(a)		603	618,077
5.25%, 10/01/25		730	757,969

20 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Chesapeake Energy Corp. 7.00%, 10/01/24	U.S.$	693	$504,515
Covey Park Energy LLC/Covey Park Finance Corp. 7.50%, 5/15/25(a)		1,015	823,763
Denbury Resources, Inc. 7.75%, 2/15/24(a)		824	637,490
9.25%, 3/31/22(a)		604	536,651
Diamond Offshore Drilling, Inc. 7.875%, 8/15/25		2,725	2,137,967
EP Energy LLC/Everest Acquisition Finance, Inc. 7.75%, 9/01/22		1,552	4,000
7.75%, 5/15/26(a)		631	473,093
8.00%, 2/15/25(a)		228	5,648
9.375%, 5/01/24(a)		887	24,393
Genesis Energy LP/Genesis Energy Finance Corp. 5.625%, 6/15/24		412	397,084
6.25%, 5/15/26		222	214,401
6.50%, 10/01/25		820	804,635
6.75%, 8/01/22		115	116,719
Global Partners LP/GLP Finance Corp. 7.00%, 8/01/27(a)		485	499,639
Gulfport Energy Corp. 6.00%, 10/15/24		481	348,107
6.375%, 5/15/25-1/15/26		1,810	1,291,072
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp. 5.625%, 2/15/26(a)		1,587	1,657,864
HighPoint Operating Corp. 7.00%, 10/15/22		534	482,002
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 10/01/25(a)		1,576	1,448,749
Indigo Natural Resources LLC 6.875%, 2/15/26(a)		1,095	988,288
Ithaca Energy North Sea PLC 9.375%, 7/15/24(a)		679	707,689
Nabors Industries, Inc. 5.50%, 1/15/23		1,170	962,247
NGL Energy Partners LP/NGL Energy Finance Corp. 7.50%, 11/01/23		1,455	1,482,191
Nine Energy Service, Inc. 8.75%, 11/01/23(a)		525	425,306
Noble Holding International Ltd. 5.25%, 3/15/42		191	78,767

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.20%, 8/01/40	U.S.$	276	$118,878
7.75%, 1/15/24		190	127,716
7.95%, 4/01/25		375	239,398
Parkland Fuel Corp. 6.00%, 4/01/26(a)		1,147	1,214,130
PDC Energy, Inc. 5.75%, 5/15/26		633	623,132
6.125%, 9/15/24		1,185	1,182,309
QEP Resources, Inc. 5.25%, 5/01/23		818	758,479
Range Resources Corp. 4.875%, 5/15/25(b)		464	382,575
5.00%, 8/15/22-3/15/23		735	651,450
5.875%, 7/01/22		97	93,494
Rowan Cos., Inc. 5.85%, 1/15/44		536	244,708
SandRidge Energy, Inc. 7.50%, 2/15/23(c)(d)(e)(g)		865	– 0	–
8.125%, 10/15/22(c)(d)(e)(g)		2,076	– 0	–
SM Energy Co. 5.00%, 1/15/24		525	470,226
5.625%, 6/01/25		546	468,736
SRC Energy, Inc. 6.25%, 12/01/25		421	417,411
Sunoco LP/Sunoco Finance Corp. 5.50%, 2/15/26		779	813,749
5.875%, 3/15/28		964	1,023,196
6.00%, 4/15/27		35	37,329
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.125%, 2/01/25		157	161,705
Transocean Phoenix 2 Ltd. 7.75%, 10/15/24(a)		912	960,788
Transocean, Inc. 6.80%, 3/15/38		1,188	730,572
7.25%, 11/01/25(a)		359	316,398
7.50%, 1/15/26(a)		762	678,278
Valaris PLC 7.75%, 2/01/26		406	228,911
Vantage Drilling International 7.125%, 4/01/23(c)(d)(e)(g)		1,283	– 0	–
7.50%, 11/01/19(c)(d)(e)(g)		2,176	– 0	–
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp. 8.75%, 4/15/23(a)		2,728	1,264,215
Whiting Petroleum Corp. 5.75%, 3/15/21		75	71,528

22 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.25%, 4/01/23	U.S.$	483	$373,256
6.625%, 1/15/26		477	322,194
WPX Energy, Inc. 5.75%, 6/01/26		408	418,784
8.25%, 8/01/23		107	121,326

			34,965,850

Other Industrial – 0.2%
H&E Equipment Services, Inc. 5.625%, 9/01/25		437	450,565
IAA, Inc. 5.50%, 6/15/27(a)		315	334,429
KAR Auction Services, Inc. 5.125%, 6/01/25(a)		483	501,042
Laureate Education, Inc. 8.25%, 5/01/25(a)		839	912,539
Performance Food Group, Inc. 5.50%, 10/15/27(a)		413	434,629

			2,633,204

Services – 1.2%
Aptim Corp. 7.75%, 6/15/25(a)(b)		927	658,170
APX Group, Inc. 7.875%, 12/01/22		1,211	1,204,459
Aramark Services, Inc. 5.00%, 2/01/28(a)		654	680,910
5.125%, 1/15/24		242	249,902
Carlson Travel, Inc. 6.75%, 12/15/23(a)		782	800,366
Carriage Services, Inc. 6.625%, 6/01/26(a)		698	715,559
eDreams ODIGEO SA 5.50%, 9/01/23(a)	EUR	478	553,674
Gartner, Inc. 5.125%, 4/01/25(a)	U.S.$	482	504,770
Harsco Corp. 5.75%, 7/31/27(a)		975	1,014,736
Monitronics International, Inc. Zero Coupon, 4/01/20(c)(d)(g)		958	– 0	–
Nielsen Finance LLC/Nielsen Finance Co. 5.00%, 4/15/22(a)		549	551,874
Prime Security Services Borrower LLC/Prime Finance, Inc. 5.25%, 4/15/24(a)		25	25,677
9.25%, 5/15/23(a)		855	898,620
Refinitiv US Holdings, Inc. 6.25%, 5/15/26(a)		273	293,180
8.25%, 11/15/26(a)		1,150	1,270,017

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ritchie Bros Auctioneers, Inc. 5.375%, 1/15/25(a)	U.S.$	366	$381,681
Sabre GLBL, Inc. 5.25%, 11/15/23(a)		300	308,265
5.375%, 4/15/23(a)		656	669,999
Team Health Holdings, Inc. 6.375%, 2/01/25(a)(b)		1,645	1,138,345
Verscend Escrow Corp. 9.75%, 8/15/26(a)		1,775	1,891,918

			13,812,122

Technology – 1.1%
ADT Security Corp. (The) 4.125%, 6/15/23		83	84,257
Amkor Technology, Inc. 6.625%, 9/15/27(a)		25	27,314
Banff Merger Sub, Inc. 9.75%, 9/01/26(a)		2,405	2,297,314
CommScope, Inc.
5.50%, 3/01/24(a)		570	585,633
6.00%, 3/01/26(a)		760	786,719
8.25%, 3/01/27(a)		952	927,762
Dell International LLC/EMC Corp. 7.125%, 6/15/24(a)		187	197,365
Dell, Inc. 6.50%, 4/15/38		1,034	1,083,985
Infor US, Inc. 6.50%, 5/15/22		1,222	1,243,694
IQVIA, Inc. 3.25%, 3/15/25(a)	EUR	782	873,721
NCR Corp. 5.75%, 9/01/27(a)	U.S.$	295	305,680
6.125%, 9/01/29(a)		227	239,496
Rackspace Hosting, Inc. 8.625%, 11/15/24(a)		55	50,687
Solera LLC/Solera Finance, Inc. 10.50%, 3/01/24(a)		1,941	2,053,543
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 2/01/23(a)		964	953,342
10.50%, 2/01/24(a)(b)		662	626,182

			12,336,694

Transportation - Services – 0.7%
Algeco Global Finance PLC 8.00%, 2/15/23(a)		1,821	1,818,083
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.75%, 7/15/27(a)		270	278,548

24 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Herc Holdings, Inc. 5.50%, 7/15/27(a)	U.S.$	881	$916,200
Hertz Corp. (The) 5.50%, 10/15/24(a)		2,105	2,105,299
7.625%, 6/01/22(a)		641	667,249
Loxam SAS 3.50%, 4/15/22(a)	EUR	186	206,025
4.25%, 4/15/24(a)		138	155,931
United Rentals North America, Inc. 5.50%, 5/15/27	U.S.$	418	443,263
6.50%, 12/15/26		25	27,258
XPO Logistics, Inc. 6.125%, 9/01/23(a)		498	514,184
6.75%, 8/15/24(a)		962	1,044,920

			8,176,960

			276,614,630

Financial Institutions – 6.0%
Banking – 3.1%
Allied Irish Banks PLC Series E 7.375%, 12/03/20(a)(m)	EUR	871	1,008,631
Banco Bilbao Vizcaya Argentaria SA
5.875%, 5/24/22-9/24/23(a)(m)		1,800	2,068,745
8.875%, 4/14/21(a)(m)		400	482,214
Series 9 6.50%, 3/05/25(m)	U.S.$	1,000	1,020,000
Banco Santander SA 5.481%, 12/12/19(a)(m)	EUR	400	438,321
6.25%, 9/11/21(a)(m)		500	575,188
6.75%, 4/25/22(a)(m)		1,500	1,776,254
Bank of Ireland 7.375%, 6/18/20(a)(m)		1,455	1,647,270
Barclays PLC 7.125%, 6/15/25(m)	GBP	404	526,518
7.25%, 3/15/23(a)(m)		219	283,456
8.00%, 12/15/20(m)	EUR	343	399,626
8.00%, 6/15/24(m)	U.S.$	354	377,065
CaixaBank SA 6.75%, 6/13/24(a)(m)	EUR	400	479,033
Citigroup, Inc. 5.95%, 1/30/23(m)	U.S.$	2,689	2,804,234
Series U 5.00%, 9/12/24(m)		105	106,117
Citizens Financial Group, Inc. Series B 6.00%, 7/06/23(m)		970	999,453

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Credit Suisse Group AG 6.25%, 12/18/24(a)(m)	U.S.$	1,404	$1,486,745
6.375%, 8/21/26(a)(m)		1,290	1,337,557
7.50%, 7/17/23(a)(m)		1,820	1,950,343
Danske Bank A/S Series E 5.875%, 4/06/22(a)(m)	EUR	1,096	1,267,533
Goldman Sachs Group, Inc. (The) Series P 5.00%, 11/10/22(m)	U.S.$	1,599	1,568,003
Series Q 5.50%, 8/10/24(m)		532	557,217
Royal Bank of Scotland Group PLC 8.625%, 8/15/21(m)		3,518	3,767,806
Series U 4.424% (LIBOR 3 Month + 2.32%), 9/30/27(m)(n)		1,100	1,042,551
SNS Bank NV Series E 11.25%, 12/31/49(c)(d)(e)(g)	EUR	620	– 0	–
Societe Generale SA 8.00%, 9/29/25(a)(m)	U.S.$	2,608	2,940,467
Standard Chartered PLC 7.50%, 4/02/22(a)(m)		1,269	1,340,828
7.75%, 4/02/23(a)(m)		440	475,759
UniCredit SpA 9.25%, 6/03/22(a)(m)	EUR	1,554	1,954,427

			34,681,361

Brokerage – 0.1%
Lehman Brothers Holdings, Inc. 6.875%, 5/02/18(c)(e)(i)	U.S.$	1,690	24,336
LPL Holdings, Inc. 5.75%, 9/15/25(a)		1,542	1,603,717

			1,628,053

Finance – 1.0%
CNG Holdings, Inc. 12.50%, 6/15/24(a)		861	835,173
Compass Group Diversified Holdings LLC 8.00%, 5/01/26(a)		838	890,192
Curo Group Holdings Corp. 8.25%, 9/01/25(a)		2,426	2,132,413
Enova International, Inc. 8.50%, 9/01/24-9/15/25(a)		1,273	1,172,450
goeasy Ltd. 7.875%, 11/01/22(a)		466	485,652

26 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ILFC E-Capital Trust II 4.02% (H15T 30 Year + 1.80%), 12/21/65(a)(n)	U.S.$	2,000	$1,393,016
Jefferies Finance LLC/JFIN Co-Issuer Corp. 6.25%, 6/03/26(a)		428	440,328
Lincoln Financing SARL 3.625%, 4/01/24(a)	EUR	390	439,297
Navient Corp. 5.50%, 1/25/23	U.S.$	869	901,290
6.625%, 7/26/21		74	78,098
7.25%, 1/25/22		224	242,132
8.00%, 3/25/20		184	187,676
SLM Corp. 5.125%, 4/05/22		605	624,210
Springleaf Finance Corp. 6.875%, 3/15/25		735	810,888
TMX Finance LLC/TitleMax Finance Corp. 11.125%, 4/01/23(a)		890	831,444

			11,464,259

Insurance – 0.6%
Acrisure LLC/Acrisure Finance, Inc. 7.00%, 11/15/25(a)		987	923,382
10.125%, 8/01/26(a)		1,086	1,133,978
ASR Nederland NV 4.625%, 10/19/27(a)(m)	EUR	840	942,011
Genworth Holdings, Inc. 7.625%, 9/24/21	U.S.$	958	994,781
Polaris Intermediate Corp. 8.50% (8.50% Cash or 9.25% PIK), 12/01/22(a)(h)		3,251	2,764,461
WellCare Health Plans, Inc. 5.375%, 8/15/26(a)		595	635,683

			7,394,296

Other Finance – 0.7%
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.625%, 7/15/26(a)		312	329,316
9.75%, 7/15/27(a)		2,083	2,173,523
Intrum AB 2.75%, 7/15/22(a)	EUR	596	658,750
3.00%, 9/15/27(a)		360	382,572
3.125%, 7/15/24(a)		489	541,932
3.50%, 7/15/26(a)		260	288,435
LHC3 PLC 4.125% (4.125% Cash or 4.875% PIK), 8/15/24(a)(h)		239	271,409

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

NVA Holdings, Inc./United States 6.875%, 4/01/26(a)	U.S.$	1,013	$1,077,375
Tempo Acquisition LLC/Tempo Acquisition Finance Corp. 6.75%, 6/01/25(a)		2,094	2,157,664

			7,880,976

REITS – 0.5%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 5.75%, 5/15/26(a)		950	995,896
GEO Group, Inc. (The) 6.00%, 4/15/26		144	116,167
Iron Mountain, Inc. 4.875%, 9/15/27(a)		255	260,915
5.25%, 3/15/28(a)		1,576	1,631,014
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.75%, 2/01/27(a)		991	1,114,174
Realogy Group LLC/Realogy Co-Issuer Corp. 9.375%, 4/01/27(a)		1,794	1,667,168

			5,785,334

			68,834,279

Utility – 0.8%
Electric – 0.8%
AES Corp./VA 4.875%, 5/15/23		840	854,717
Calpine Corp. 5.375%, 1/15/23		1,314	1,330,509
5.50%, 2/01/24		1,279	1,295,823
NRG Energy, Inc. 6.625%, 1/15/27		25	27,111
7.25%, 5/15/26		1,754	1,924,077
Talen Energy Supply LLC 6.50%, 6/01/25		1,741	1,362,021
7.25%, 5/15/27(a)		339	345,212
10.50%, 1/15/26(a)		802	692,729
Texas Competitive/TCEH 11.50%, 10/01/20(c)(d)(e)(g)		626	– 0	–
Vistra Energy Corp. 7.625%, 11/01/24		752	784,984
Vistra Operations Co. LLC 5.625%, 2/15/27(a)		625	658,359

			9,275,542

Total Corporates – Non-Investment Grade (cost $366,056,630)			354,724,451

28 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 11.2%
Colombia – 0.6%
Colombian TES Series B 10.00%, 7/24/24	COP	18,165,600	$6,283,471

Indonesia – 2.8%
Indonesia Treasury Bond Series FR56 8.375%, 9/15/26	IDR	25,513,000	1,918,081
Series FR70 8.375%, 3/15/24		15,308,000	1,142,573
Series FR77 8.125%, 5/15/24		290,356,000	21,549,140
Series FR78 8.25%, 5/15/29		100,018,000	7,498,048

			32,107,842

Mexico – 0.2%
Mexican Bonos Series M 20 7.50%, 6/03/27	MXN	46,433	2,436,418

Russia – 0.7%
Russian Federal Bond – OFZ Series 6209 7.60%, 7/20/22	RUB	37,074	586,439
Series 6212 7.05%, 1/19/28		220,100	3,440,388
Series 6217 7.50%, 8/18/21		274,943	4,310,358

			8,337,185

United States – 6.9%
U.S. Treasury Bonds 2.75%, 11/15/42(o)	U.S.$	2,200	2,469,157
4.50%, 2/15/36		2,400	3,309,000
5.00%, 5/15/37(o)		1,900	2,801,906
5.25%, 2/15/29(p)		5,350	7,007,664
6.125%, 11/15/27(q)		1,000	1,340,000
6.25%, 5/15/30		5,800	8,363,781
8.125%, 5/15/21		5,250	5,782,383
U.S. Treasury Notes 2.25%, 2/15/27(p)(q)(r)		26,373	27,518,577
2.875%, 8/15/28(p)		17,670	19,428,716

			78,021,184

Total Governments – Treasuries (cost $120,245,901)			127,186,100

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 9.5%
Risk Share Floating Rate – 7.4%
Bellemeade Re Ltd. Series 2018-2A, Class M1B 3.368% (LIBOR 1 Month + 1.35%), 8/25/28(a)(n)	U.S.$	1,968	$1,972,499
Series 2018-3A, Class M2 4.768% (LIBOR 1 Month + 2.75%), 10/25/28(a)(n)		915	919,744
Series 2019-3A, Class M1C 3.968% (LIBOR 1 Month + 1.95%), 7/25/29(a)(n)		1,555	1,556,402
Connecticut Avenue Securities Trust Series 2018-R07, Class 1B1 6.368% (LIBOR 1 Month + 4.35%), 4/25/31(a)(n)		441	475,868
Eagle RE Ltd. Series 2018-1, Class M2 5.018% (LIBOR 1 Month + 3.00%), 11/25/28(a)(n)		264	265,320
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 6.268% (LIBOR 1 Month + 4.25%), 11/25/23(n)		1,578	1,698,414
Series 2014-DN1, Class M3 6.518% (LIBOR 1 Month + 4.50%), 2/25/24(n)		1,939	2,107,913
Series 2014-HQ1, Class M3 6.118% (LIBOR 1 Month + 4.10%), 8/25/24(n)		1,464	1,551,717
Series 2014-HQ2, Class M3 5.768% (LIBOR 1 Month + 3.75%), 9/25/24(n)		3,710	4,016,972
Series 2014-HQ3, Class M3 6.768% (LIBOR 1 Month + 4.75%), 10/25/24(n)		3,520	3,736,674
Series 2015-DN1, Class B 13.518% (LIBOR 1 Month + 11.50%), 1/25/25(n)		2,194	2,935,007
Series 2015-DN1, Class M3 6.168% (LIBOR 1 Month + 4.15%), 1/25/25(n)		1,056	1,095,384
Series 2015-DNA1, Class B 11.218% (LIBOR 1 Month + 9.20%), 10/25/27(n)		595	776,101

30 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-DNA2, Class B 9.568% (LIBOR 1 Month + 7.55%), 12/25/27(n)	U.S.$	1,456	$1,753,004
Series 2015-DNA3, Class B 11.368% (LIBOR 1 Month + 9.35%), 4/25/28(n)		1,024	1,323,501
Series 2015-HQ1, Class B 12.768% (LIBOR 1 Month + 10.75%), 3/25/25(n)		3,853	5,069,539
Series 2015-HQ1, Class M3 5.818% (LIBOR 1 Month + 3.80%), 3/25/25(n)		421	433,650
Series 2015-HQA1, Class B 10.818% (LIBOR 1 Month + 8.80%), 3/25/28(n)		1,006	1,236,561
Series 2016-DNA2, Class B 12.518% (LIBOR 1 Month + 10.50%), 10/25/28(n)		858	1,189,011
Series 2016-DNA3, Class B 13.268% (LIBOR 1 Month + 11.25%), 12/25/28(n)		2,767	3,885,600
Series 2016-DNA3, Class M3 7.018% (LIBOR 1 Month + 5.00%), 12/25/28(n)		1,113	1,205,088
Series 2016-DNA4, Class B 10.618% (LIBOR 1 Month + 8.60%), 3/25/29(n)		395	504,968
Series 2016-HQA2, Class B 13.518% (LIBOR 1 Month + 11.50%), 11/25/28(n)		422	579,799
Series 2017-DNA2, Class B1 7.168% (LIBOR 1 Month + 5.15%), 10/25/29(n)		415	478,397
Series 2017-DNA2, Class M2 5.468% (LIBOR 1 Month + 3.45%), 10/25/29(n)		599	632,283
Series 2017-DNA3, Class B1 6.468% (LIBOR 1 Month + 4.45%), 3/25/30(n)		615	678,637
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M2 6.418% (LIBOR 1 Month + 4.40%), 1/25/24(n)		3,962	4,303,300
Series 2014-C03, Class 1M2 5.018% (LIBOR 1 Month + 3.00%), 7/25/24(n)		909	954,801

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2014-C04, Class 1M2 6.918% (LIBOR 1 Month + 4.90%), 11/25/24(n)	U.S.$	2,309	$2,520,520
Series 2015-C01, Class 1M2 6.318% (LIBOR 1 Month + 4.30%), 2/25/25(n)		2,165	2,293,690
Series 2015-C01, Class 2M2 6.568% (LIBOR 1 Month + 4.55%), 2/25/25(n)		892	925,208
Series 2015-C02, Class 1M2 6.018% (LIBOR 1 Month + 4.00%), 5/25/25(n)		652	688,838
Series 2015-C03, Class 1M2 7.018% (LIBOR 1 Month + 5.00%), 7/25/25(n)		2,004	2,165,481
Series 2015-C04, Class 1M2 7.718% (LIBOR 1 Month + 5.70%), 4/25/28(n)		2,345	2,574,557
Series 2015-C04, Class 2M2 7.568% (LIBOR 1 Month + 5.55%), 4/25/28(n)		807	861,471
Series 2016-C01, Class 1B 13.768% (LIBOR 1 Month + 11.75%), 8/25/28(n)		681	977,443
Series 2016-C01, Class 1M2 8.768% (LIBOR 1 Month + 6.75%), 8/25/28(n)		1,829	2,007,733
Series 2016-C01, Class 2M2 8.968% (LIBOR 1 Month + 6.95%), 8/25/28(n)		591	639,097
Series 2016-C02, Class 1B 14.268% (LIBOR 1 Month + 12.25%), 9/25/28(n)		448	644,780
Series 2016-C02, Class 1M2 8.018% (LIBOR 1 Month + 6.00%), 9/25/28(n)		2,114	2,305,059
Series 2016-C03, Class 1B 13.768% (LIBOR 1 Month + 11.75%), 10/25/28(n)		373	528,519
Series 2016-C03, Class 2B 14.768% (LIBOR 1 Month + 12.75%), 10/25/28(n)		631	908,637
Series 2016-C03, Class 2M2 7.918% (LIBOR 1 Month + 5.90%), 10/25/28(n)		3,095	3,339,402
Series 2016-C04, Class 1B 12.268% (LIBOR 1 Month + 10.25%), 1/25/29(n)		1,490	1,970,074

32 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-C05, Class 2B 11.244% (LIBOR 1 Month + 10.75%), 1/25/29(n)	U.S.$	1,819	$2,414,112
Series 2016-C06, Class 1B 11.268% (LIBOR 1 Month + 9.25%), 4/25/29(n)		1,286	1,644,464
Series 2016-C07, Class 2B 11.518% (LIBOR 1 Month + 9.50%), 5/25/29(n)		1,559	1,958,703
Series 2017-C01, Class 1B1 7.768% (LIBOR 1 Month + 5.75%), 7/25/29(n)		148	174,202
Series 2017-C02, Class 2M2 5.668% (LIBOR 1 Month + 3.65%), 9/25/29(n)		1,152	1,209,391
Series 2018-C01, Class 1B1 5.568% (LIBOR 1 Month + 3.55%), 7/25/30(n)		909	946,049
Home Re Ltd. Series 2018-1, Class M2 5.018% (LIBOR 1 Month + 3.00%), 10/25/28(a)(n)		988	1,000,885
JP Morgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 7.518% (LIBOR 1 Month + 5.50%), 10/25/25(j)(n)		1,426	1,602,996
STACR Trust Series 2019-DNA3, Class M2 4.068% (LIBOR 1 Month + 2.05%), 7/25/49(a)(n)		170	170,425
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 7.518% (LIBOR 1 Month + 5.50%), 11/25/25(j)(n)		562	645,909

			84,453,799

Non-Agency Fixed Rate – 0.8%
Alternative Loan Trust Series 2006-24CB, Class A15 5.75%, 8/25/36		748	615,224
Series 2006-42, Class 1A6 6.00%, 1/25/47		640	568,638
Series 2006-HY12, Class A5 3.939%, 8/25/36		1,166	1,217,746
Series 2006-J1, Class 1A10 5.50%, 2/25/36		1,048	939,572

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2006-J5, Class 1A1 6.50%, 9/25/36	U.S.$	835	$711,626
Bear Stearns ARM Trust Series 2007-3, Class 1A1 4.38%, 5/25/47		170	160,659
Series 2007-4, Class 22A1 4.02%, 6/25/47		707	677,562
ChaseFlex Trust Series 2007-1, Class 1A3 6.50%, 2/25/37		511	298,216
Citigroup Mortgage Loan Trust Series 2007-AR4, Class 1A1A 4.606%, 3/25/37		122	122,065
CitiMortgage Alternative Loan Trust Series 2007-A3, Class 1A4 5.75%, 3/25/37		837	815,221
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-HY4, Class 1A1 3.864%, 9/25/47		191	181,412
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		313	248,710
Residential Accredit Loans, Inc. Trust Series 2005-QS14, Class 3A1 6.00%, 9/25/35		433	418,411
Residential Asset Securitization Trust Series 2006-A8, Class 3A4 6.00%, 8/25/36		183	148,141
Washington Mutual Mortgage Pass-Through Certificates Trust Series 2006-9, Class A4 4.622%, 10/25/36		1,471	681,294
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 4.674%, 12/28/37		773	766,815

			8,571,312

Non-Agency Floating Rate – 0.7%
Alternative Loan Trust Series 2007-7T2, Class A3 2.618% (LIBOR 1 Month + 0.60%), 4/25/37(n)		2,451	1,016,686
Citigroup Mortgage Loan Trust Series 2005-8, Class 2A2 2.782% (4.80% – LIBOR 1 Month), 9/25/35(n)(s)		281	10,690

34 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-13, Class A7 2.618% (LIBOR 1 Month + 0.60%), 8/25/37(n)	U.S.$	461	$286,955
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 2.268% (LIBOR 1 Month + 0.25%), 4/25/37(n)		294	140,208
Series 2007-FA2, Class 1A6 3.532% (5.55% – LIBOR 1 Month), 4/25/37(n)(s)		100	18,591
Lehman XS Trust Series 2007-10H, Class 2AIO 4.90% (7.00% – LIBOR 1 Month), 7/25/37(n)(s)		263	45,820
Residential Accredit Loans, Inc. Trust Series 2006-QS18, Class 2A2 4.532% (6.55% – LIBOR 1 Month), 12/25/36(n)(s)		3,621	632,609
Wachovia Mortgage Loan Trust Series 2006-ALT1, Class A2 2.198% (LIBOR 1 Month + 0.18%), 1/25/37(n)		8,678	5,624,541

			7,776,100

Agency Fixed Rate – 0.6%
Federal Home Loan Mortgage Corp. REMICs Series 4767 6.00%, 3/15/48(t)		21,216	4,939,434
Freddie Mac Strips Series 247 5.50%, 4/15/36(t)		10,048	2,171,412

			7,110,846

Total Collateralized Mortgage Obligations (cost $98,544,783)			107,912,057

CORPORATES – INVESTMENT GRADE – 9.3%
Financial Institutions – 5.5%
Banking – 3.0%
ABN AMRO Bank NV Series E 6.25%, 4/27/22(a)		292	314,806

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ally Financial, Inc. 8.00%, 11/01/31	U.S.$	1,456	$2,009,768
Bank of America Corp. Series DD 6.30%, 3/10/26(m)		3,043	3,438,222
Series Z 6.50%, 10/23/24(m)		57	63,403
Barclays Bank PLC 6.86%, 6/15/32(a)(m)		166	192,553
BNP Paribas SA 6.75%, 3/14/22(a)(m)		418	441,025
7.625%, 3/30/21(a)(m)		178	187,718
BPCE SA 5.70%, 10/22/23(a)		208	229,401
Credit Agricole SA 8.125%, 12/23/25(a)(m)		1,909	2,244,324
DNB Bank ASA 6.50%, 3/26/22(a)(m)		1,555	1,629,169
HSBC Holdings PLC Series E 4.75%, 7/04/29(a)(m)	EUR	3,200	3,697,431
ING Groep NV 6.50%, 4/16/25(m)	U.S.$	520	546,000
6.875%, 4/16/22(a)(m)		250	262,829
Intesa Sanpaolo SpA 2.75%, 3/20/20(a)	EUR	482	532,231
5.017%, 6/26/24(a)	U.S.$	331	340,048
5.71%, 1/15/26(a)		1,232	1,309,404
JPMorgan Chase & Co. Series FF 5.00%, 8/01/24(m)		1,621	1,665,064
Series V 5.419% (LIBOR 3 Month + 3.32%), 1/01/20(m)(n)		210	211,158
Lloyds Banking Group PLC 6.413%, 10/01/35(a)(m)		235	246,902
6.657%, 5/21/37(a)(m)		98	105,020
7.625%, 6/27/23(a)(m)	GBP	1,760	2,354,557
Nationwide Building Society 4.302%, 3/08/29(a)	U.S.$	1,500	1,606,416
Nordea Bank Abp 6.625%, 3/26/26(a)(m)		3,065	3,293,471
Regions Bank/Birmingham AL 6.45%, 6/26/37		1,500	1,971,276
Santander Holdings USA, Inc. 4.40%, 7/13/27		1,090	1,168,325
Swedbank AB 6.00%, 3/17/22(a)(m)		1,000	1,026,588

36 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

UBS Group Funding Switzerland AG 6.875%, 3/22/21(a)(m)	U.S.$	200	$207,568
7.00%, 2/19/25(a)(m)		2,492	2,737,706

			34,032,383

Insurance – 1.9%
Aegon NV 5.50%, 4/11/48		757	807,631
Allstate Corp. (The) 6.50%, 5/15/57		1,657	2,009,916
American International Group, Inc. 6.82%, 11/15/37		1,425	1,875,259
Aon Corp. 8.205%, 1/01/27		690	880,607
Assicurazioni Generali SpA Series E 5.50%, 10/27/47(a)	EUR	1,500	1,966,782
Caisse Nationale de Reassurance Mutuelle Agricole Groupama 6.00%, 1/23/27		1,400	1,945,158
CNP Assurances 4.50%, 6/10/47(a)		1,500	1,943,478
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)	U.S.$	2,559	3,358,580
MetLife, Inc. 10.75%, 8/01/39		2,350	3,810,142
Prudential Financial, Inc. 5.20%, 3/15/44		340	354,757
5.625%, 6/15/43		1,082	1,162,635
SCOR SE 3.00%, 6/08/46(a)	EUR	200	243,941
Transatlantic Holdings, Inc. 8.00%, 11/30/39	U.S.$	1,261	1,854,977

			22,213,863

REITS – 0.6%
GLP Capital LP/GLP Financing II, Inc. 3.35%, 9/01/24		206	207,641
4.00%, 1/15/30		180	181,489
5.25%, 6/01/25		169	186,569
5.375%, 4/15/26		681	748,695
5.75%, 6/01/28		67	76,224
MPT Operating Partnership LP/MPT Finance Corp. 4.625%, 8/01/29		342	352,515
5.00%, 10/15/27		344	360,261
5.25%, 8/01/26		137	143,704
5.50%, 5/01/24		264	271,392

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sabra Health Care LP/Sabra Capital Corp. 4.80%, 6/01/24	U.S.$	710	$749,478
Senior Housing Properties Trust 6.75%, 12/15/21		1,350	1,440,115
Service Properties Trust 4.35%, 10/01/24		1,040	1,052,919
4.75%, 10/01/26		520	523,287
Spirit Realty LP 4.45%, 9/15/26		193	205,646

			6,499,935

			62,746,181

Industrial – 3.8%
Basic – 0.5%
Anglo American Capital PLC 3.625%, 9/11/24(a)		200	205,914
4.75%, 4/10/27(a)		637	686,675
ArcelorMittal 6.75%, 3/01/41		362	423,286
7.00%, 10/15/39		624	750,065
Fresnillo PLC 5.50%, 11/13/23(a)		306	332,871
Georgia-Pacific LLC 8.875%, 5/15/31		1	1,583
Glencore Finance Canada Ltd. 6.00%, 11/15/41(a)		272	310,809
Glencore Funding LLC 4.625%, 4/29/24(a)		341	364,847
Minsur SA 6.25%, 2/07/24(a)		891	975,899
WestRock MWV LLC 7.95%, 2/15/31		1,000	1,381,009

			5,432,958

Capital Goods – 0.2%
Arconic, Inc. 5.90%, 2/01/27		119	133,750
General Electric Co. Series D 5.00%, 1/21/21(m)		1,681	1,590,212
Textron Financial Corp. 3.893% (LIBOR 3 Month + 1.74%), 2/15/42(a)(n)		575	428,635

			2,152,597

Communications - Media – 0.1%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 7/23/25		1,195	1,311,637

38 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.4%
Qwest Corp. 6.875%, 9/15/33	U.S.$	1,360	$1,362,367
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 3/20/25(a)		1,340	1,423,404
5.152%, 3/20/28(a)		1,340	1,453,868

			4,239,639

Consumer Cyclical - Automotive – 0.2%
General Motors Co. 5.20%, 4/01/45		337	332,467
6.25%, 10/02/43		116	126,714
6.75%, 4/01/46		456	524,399
ZF North America Capital, Inc. 4.75%, 4/29/25(a)		1,065	1,109,372

			2,092,952

Consumer Cyclical - Entertainment – 0.1%
Silversea Cruise Finance Ltd. 7.25%, 2/01/25(a)		1,409	1,504,248

Consumer Cyclical - Other – 0.6%
James Hardie International Finance DAC 4.75%, 1/15/25(a)		285	293,926
5.00%, 1/15/28(a)		273	283,428
Lennar Corp. 4.75%, 11/29/27		25	26,850
6.625%, 5/01/20		1,332	1,362,523
MDC Holdings, Inc. 6.00%, 1/15/43		2,105	2,167,135
Owens Corning 7.00%, 12/01/36		777	959,631
Standard Industries, Inc./NJ 4.75%, 1/15/28(a)		76	78,639
6.00%, 10/15/25(a)		934	978,365
Toll Brothers Finance Corp. 4.875%, 3/15/27		1,124	1,205,995

			7,356,492

Consumer Non-Cyclical – 0.3%
CVS Health Corp. 4.78%, 3/25/38		2,140	2,357,507
HCA, Inc. 4.50%, 2/15/27		65	69,896
5.00%, 3/15/24		330	360,303
5.25%, 6/15/26		165	184,602

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

MEDNAX, Inc. 5.25%, 12/01/23(a)	U.S.$	358	$363,748
6.25%, 1/15/27(a)		208	206,104

			3,542,160

Energy – 0.5%
AI Candelaria Spain SLU 7.50%, 12/15/28(a)		1,166	1,328,366
Cenovus Energy, Inc. 6.75%, 11/15/39		67	81,710
Cheniere Corpus Christi Holdings LLC 7.00%, 6/30/24		683	784,983
Energy Transfer Operating LP 7.50%, 10/15/20		251	263,835
Energy Transfer Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		546	578,165
Kinder Morgan, Inc./DE Series G 7.75%, 1/15/32		328	454,179
7.80%, 8/01/31		1,066	1,449,428
Southern Star Central Corp. 5.125%, 7/15/22(a)		796	802,903

			5,743,569

Other Industrial – 0.2%
Alfa SAB de CV 5.25%, 3/25/24(a)		1,580	1,703,240

Services – 0.1%
Verisk Analytics, Inc. 5.50%, 6/15/45		636	787,657

Technology – 0.6%
Dell International LLC/EMC Corp. 6.02%, 6/15/26(a)		1,318	1,483,008
8.35%, 7/15/46(a)		524	691,779
Micron Technology, Inc. 5.50%, 2/01/25		686	705,865
Nokia Oyj 6.625%, 5/15/39		527	622,155
Seagate HDD Cayman 4.75%, 1/01/25		953	984,974
4.875%, 6/01/27		1,082	1,116,432
Western Digital Corp. 4.75%, 2/15/26		1,023	1,053,317

			6,657,530

40 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Transportation - Airlines – 0.0%
Northwest Airlines Pass Through Trust Series 2000-1, Class G 7.15%, 10/01/19(c)	U.S.$	61	$61,177

			42,585,856

Total Corporates – Investment Grade (cost $93,958,500)			105,332,037

EMERGING MARKETS – SOVEREIGNS – 8.8%
Angola – 0.3%
Angolan Government International Bond 8.25%, 5/09/28(a)		400	414,750
9.50%, 11/12/25(a)		2,756	3,090,165

			3,504,915

Argentina – 0.7%
Argentine Republic Government International Bond 5.625%, 1/26/22		134	57,788
5.875%, 1/11/28		1,165	477,650
6.875%, 1/26/27-1/11/48		14,136	5,972,460
7.50%, 4/22/26		1,038	454,125
7.82%, 12/31/33	EUR	1,236	646,525
Series NY 3.75%, 12/31/38	U.S.$	796	317,510

			7,926,058

Bahrain – 0.3%
Bahrain Government International Bond 5.625%, 9/30/31(a)		1,193	1,198,070
6.75%, 9/20/29(a)		528	584,100
7.00%, 10/12/28(a)		1,253	1,403,360

			3,185,530

Brazil – 0.3%
Brazilian Government International Bond 4.625%, 1/13/28		3,530	3,761,656

Cameroon – 0.1%
Republic of Cameroon International Bond 9.50%, 11/19/25(a)		1,222	1,334,653

Dominican Republic – 0.9%
Dominican Republic International Bond 5.95%, 1/25/27(a)		1,553	1,676,755
7.45%, 4/30/44(a)		1,283	1,520,355
8.625%, 4/20/27(a)		5,719	6,834,205

			10,031,315

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ecuador – 0.5%
Ecuador Government International Bond 7.95%, 6/20/24(a)	U.S.$	667	$682,008
10.50%, 3/24/20(a)		200	204,601
10.75%, 3/28/22-1/31/29(a)		4,109	4,458,844

			5,345,453

Egypt – 0.6%
Egypt Government International Bond 6.125%, 1/31/22(a)		3,559	3,667,995
6.20%, 3/01/24(a)		2,743	2,863,006

			6,531,001

El Salvador – 0.1%
El Salvador Government International Bond 5.875%, 1/30/25(a)		300	307,875
7.125%, 1/20/50(a)		273	278,545
7.625%, 9/21/34(a)		762	807,720
7.75%, 1/24/23(a)		339	370,040

			1,764,180

Gabon – 0.3%
Gabon Government International Bond 6.375%, 12/12/24(a)		2,052	2,019,704
6.95%, 6/16/25(a)		1,050	1,043,109

			3,062,813

Ghana – 0.1%
Ghana Government International Bond 10.75%, 10/14/30(a)		780	987,675

Honduras – 0.3%
Honduras Government International Bond 6.25%, 1/19/27(a)		1,748	1,893,849
7.50%, 3/15/24(a)		730	810,072
8.75%, 12/16/20(a)		320	341,800

			3,045,721

Iraq – 0.1%
Iraq International Bond 5.80%, 1/15/28(a)		264	257,812
6.752%, 3/09/23(a)		402	411,045

			668,857

Ivory Coast – 0.4%
Ivory Coast Government International Bond 5.125%, 6/15/25(a)	EUR	168	195,529
5.75%, 12/31/32(a)	U.S.$	1,655	1,622,692
6.375%, 3/03/28(a)		2,678	2,738,254
6.625%, 3/22/48(a)	EUR	331	365,396

			4,921,871

42 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Jamaica – 0.1%
Jamaica Government International Bond 7.625%, 7/09/25	U.S.$	506	$600,242

Jordan – 0.1%
Jordan Government International Bond 5.75%, 1/31/27(a)		634	651,237

Kenya – 0.4%
Kenya Government International Bond 6.875%, 6/24/24(a)		3,550	3,731,938
7.00%, 5/22/27(a)		837	866,295
7.25%, 2/28/28(a)		649	672,526

			5,270,759

Lebanon – 0.2%
Lebanon Government International Bond 6.65%, 4/22/24(a)		427	287,424
6.85%, 3/23/27(a)		336	216,930
Series G 6.20%, 2/26/25(a)		1,088	723,180
6.60%, 11/27/26(a)		1,654	1,070,448
6.65%, 11/03/28(a)		292	188,523

			2,486,505

Mongolia – 0.2%
Mongolia Government International Bond 5.125%, 12/05/22(a)		2,426	2,419,177
10.875%, 4/06/21(a)(b)		200	218,125

			2,637,302

Nigeria – 0.5%
Nigeria Government International Bond 6.375%, 7/12/23(a)		740	776,060
6.50%, 11/28/27(a)		388	391,637
6.75%, 1/28/21(a)		288	298,080
7.625%, 11/21/25(a)		3,385	3,713,814
7.875%, 2/16/32(a)		489	515,437

			5,695,028

Oman – 0.4%
Oman Government International Bond 4.125%, 1/17/23(a)		4,265	4,254,337
4.75%, 6/15/26(a)		550	528,000
6.00%, 8/01/29(a)		210	207,900

			4,990,237

Pakistan – 0.0%
Pakistan Government International Bond 6.875%, 12/05/27(a)		215	211,468

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Senegal – 0.2%
Senegal Government International Bond 6.25%, 5/23/33(a)	U.S.$	593	$596,336
6.75%, 3/13/48(a)		1,928	1,853,290
8.75%, 5/13/21(a)		310	336,350

			2,785,976

Sri Lanka – 0.4%
Sri Lanka Government International Bond 6.125%, 6/03/25(a)		350	338,989
6.20%, 5/11/27(a)		685	640,475
6.85%, 3/14/24(a)		2,085	2,131,406
7.85%, 3/14/29(a)		1,518	1,530,307

			4,641,177

Turkey – 0.5%
Turkey Government International Bond 3.25%, 3/23/23		3,202	2,991,869
4.875%, 10/09/26-4/16/43		824	688,076
7.375%, 2/05/25		1,107	1,175,150
7.50%, 11/07/19		1,243	1,246,107

			6,101,202

Ukraine – 0.6%
Ukraine Government International Bond 7.75%, 9/01/21-9/01/24(a)		6,169	6,473,487

Venezuela – 0.1%
Venezuela Government International Bond 9.25%, 9/15/27(c)(e)(f)		7,978	757,910
9.25%, 5/07/28(e)(f)(j)		300	28,500

			786,410

Zambia – 0.1%
Zambia Government International Bond 8.50%, 4/14/24(a)		1,475	1,049,094

Total Emerging Markets – Sovereigns (cost $104,951,916)			100,451,822

BANK LOANS – 4.5%
Industrial – 4.3%
Capital Goods – 0.7%
Apex Tool Group, LLC 7.544% (LIBOR 1 Month + 5.50%), 8/01/24(u)		2,289	2,222,582
Brookfield WEC Holdings Inc. (fka Westinghouse Electric Company LLC) 5.544% (LIBOR 1 Month + 3.50%), 8/01/25(u)		876	878,032

44 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BWay Holding Company 5.59% (LIBOR 3 Month + 3.25%), 4/03/24(u)	U.S.$	1,005	$982,666
Gardner Denver, Inc. 4.794% (LIBOR 1 Month + 2.75%), 7/30/24(u)		709	711,791
Granite Holdings US Acquisition Co. 9/25/26(d)(v)		1,558	1,515,155
Panther BF Aggregator 2 L P 5.544% (LIBOR 1 Month + 3.50%), 4/30/26(u)		510	504,584
Transdigm Inc. 4.544% (LIBOR 1 Month + 2.50%), 6/09/23(u)		354	352,508
Welbilt, Inc. (fka Manitowoc Foodservice, Inc.) 4.544% (LIBOR 1 Month + 2.50%), 10/23/25(d)(u)		110	109,668

			7,276,986

Communications - Media – 0.1%
Clear Channel Outdoor Holdings, Inc. 5.544% (LIBOR 1 Month + 3.50%), 8/21/26(u)		325	325,445
Diamond Sports Group, LLC 5.30% (LIBOR 1 Month + 3.25%), 8/24/26(u)		300	301,500
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.) 6.10% (LIBOR 1 Month + 4.00%), 5/01/26(u)		459	461,531

			1,088,476

Communications - Telecommunications – 0.1%
Intelsat Jackson Holdings S.A. 6.554% (LIBOR 1 Month + 4.50%), 1/02/24(u)		69	69,495
6.625%, 1/02/24		115	117,646
West Corporation 6.044% (LIBOR 1 Month + 4.00%), 10/10/24(u)		925	824,960
6.112% (LIBOR 1 Month + 4.00%), 10/10/24(u)		188	167,314

			1,179,415

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.0%
Navistar, Inc. 5.53% (LIBOR 1 Month + 3.50%), 11/06/24(u)	U.S.$	349	$347,385

Consumer Cyclical - Entertainment – 0.1%
Seaworld Parks & Entertainment, Inc. (fka SW Acquisitions Co., Inc.) 5.044% (LIBOR 1 Month + 3.00%), 4/01/24(u)		964	960,893

Consumer Cyclical - Other – 0.2%
Caesars Resort Collection, LLC (fka Caesars Growth Properties Holdings, LLC) 4.794% (LIBOR 1 Month + 2.75%), 12/23/24(u)		1,405	1,395,228
Scientific Games International, Inc. 4.794% (LIBOR 1 Month + 2.75%), 8/14/24(u)		169	167,895
4.896% (LIBOR 1 Month + 2.75%), 8/14/24(u)		702	695,075
Stars Group Holdings B.V. 5.604% (LIBOR 3 Month + 3.50%), 7/10/25(u)		277	278,060

			2,536,258

Consumer Cyclical - Restaurants – 0.1%
IRB Holding Corp. (fka Arby’s/Buffalo Wild Wings) 5.55% (LIBOR 3 Month + 3.25%), 2/05/25(u)		855	850,454
Whatabrands LLC 5.516% (LIBOR 3 Month + 3.25%), 8/02/26(u)		400	401,552

			1,252,006

Consumer Cyclical - Retailers – 0.2%
PetSmart, Inc. 6.04% (LIBOR 1 Month + 4.00%), 3/11/22(u)		1,051	1,024,410
Serta Simmons Bedding, LLC 10.057% (LIBOR 1 Month + 8.00%), 11/08/24(u)		1,270	409,594

46 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Specialty Building Products Holdings, LLC 7.794% (LIBOR 1 Month + 5.75%), 10/01/25(d)(u)	U.S.$	1,182	$1,181,756

			2,615,760

Consumer Non-Cyclical – 1.3%
Acadia Healthcare Company, Inc. 4.544% (LIBOR 1 Month + 2.50%), 2/16/23(u)		455	455,733
Air Medical Group Holdings, Inc. 5.307% (LIBOR 1 Month + 3.25%), 4/28/22(u)		1,204	1,124,302
6.294% (LIBOR 1 Month + 4.25%), 3/14/25(u)		919	858,983
Aldevron, L.L.C. 9/18/26(d)(v)		818	819,902
Alphabet Holding Company, Inc. (fka Nature’s Bounty) 9.794% (LIBOR 1 Month + 7.75%), 9/26/25(u)		1,866	1,610,592
Arbor Pharmaceuticals, LLC 7.104% (LIBOR 3 Month + 5.00%), 7/05/23(u)		1,134	1,039,027
athenahealth, Inc. 6.681% (LIBOR 3 Month + 4.50%), 2/11/26(d)(u)		2,041	2,033,786
BI-LO, LLC 10.127% (LIBOR 3 Month + 8.00%), 5/31/24(u)		1,189	1,131,353
10.187% (LIBOR 3 Month + 8.00%), 5/31/24(u)		1,246	1,186,021
10.338% (LIBOR 3 Month + 8.00%), 5/31/24(u)		1,227	1,168,416
Mallinckrodt International Finance S.A. 4.854% (LIBOR 3 Month + 2.75%), 9/24/24(u)		944	705,150
Regionalcare Hospital Partners Holdings, Inc. 6.554% (LIBOR 1 Month + 4.50%), 11/16/25(u)		1,036	1,036,336
U.S. Renal Care, Inc. 7.063% (LIBOR 1 Month + 5.00%), 6/26/26(u)		1,570	1,479,725

			14,649,326

Energy – 0.4%
California Resources Corporation 12.419% (LIBOR 1 Month + 10.38%), 12/31/21(u)		2,088	1,812,480

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CITGO Petroleum Corporation 7.104% (LIBOR 3 Month + 5.00%), 3/28/24(d)(u)	U.S.$	577	$578,690
Triton Solar US Acquisition Co. 8.044% (LIBOR 1 Month + 6.00%), 10/29/24(u)		2,330	2,171,000

			4,562,170

Other Industrial – 0.1%
American Tire Distributors, Inc. 8.150% (LIBOR 3 Month + 6.00%), 9/01/23(c)(u)		221	218,443
9.624% (LIBOR 3 Month + 7.50%), 9/02/24(c)(u)		719	630,111
Core & Main LP 4.850% (LIBOR 1 Month + 2.75%), 8/01/24(d)(u)		121	119,466
4.882% (LIBOR 1 Month + 2.75%), 8/01/24(d)(u)		77	76,520

			1,044,540

Services – 0.5%
Allied Universal Holdco LLC (fka USAGM Holdco, LLC) 6.507% (LIBOR 3 Month + 4.25%), 7/10/26(u)		263	263,170
Parexel International Corporation 4.794% (LIBOR 1 Month + 2.75%), 9/27/24(u)		232	219,796
Pi Lux Finco SARL 9.362% (LIBOR 1 Month + 7.25%), 1/01/26(d)(u)		3,100	2,999,250
Refinitiv US Holdings Inc. (fka Financial & Risk US Holdings, Inc.) 5.794% (LIBOR 1 Month + 3.75%), 10/01/25(u)		387	389,010
Team Health Holdings, Inc. 4.794% (LIBOR 1 Month + 2.75%), 2/06/24(u)		746	612,482
Verscend Holding Corp. 6.544% (LIBOR 1 Month + 4.50%), 8/27/25(u)		767	768,958

			5,252,666

Technology – 0.5%
Avaya Inc. 6.278% (LIBOR 2 Month + 4.25%), 12/15/24(u)		642	608,576

48 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.430% (LIBOR 2 Month + 4.25%), 12/15/24(u)	U.S.$	383	$363,053
Boxer Parent Company Inc. (fka BMC Software, Inc.) 6.294% (LIBOR 1 Month + 4.25%), 10/02/25(u)		1,550	1,489,704
Solera, LLC (Solera Finance, Inc.) 4.794% (LIBOR 1 Month + 2.75%), 3/03/23(u)		2,543	2,529,146
Veritas US Inc.
6.544% (LIBOR 3 Month + 4.50%), 1/27/23(u)		497	468,170
6.604% (LIBOR 3 Month + 4.50%), 1/27/23(u)		97	91,433

			5,550,082

			48,315,963

Financial Institutions – 0.2%
Finance – 0.1%
Ellie Mae, Inc. 6.044% (LIBOR 1 Month + 4.00%), 4/17/26(u)		844	844,825
Jefferies Finance LLC 5.875% (LIBOR 1 Month + 3.75%), 6/03/26(u)		303	302,767

			1,147,592

Insurance – 0.1%
Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.) 6.044% (LIBOR 1 Month + 4.00%), 9/03/26(u)		1,365	1,365,954

			2,513,546

Total Bank Loans (cost $53,046,456)			50,829,509

EMERGING MARKETS - CORPORATE BONDS – 3.5%
Industrial – 2.9%
Basic – 0.8%
ABJA Investment Co. Pte Ltd. 4.85%, 1/31/20(a)		1,070	1,073,678
Consolidated Energy Finance SA 6.875%, 6/15/25(a)		949	958,523
CSN Resources SA 6.50%, 7/21/20(a)		903	919,367
7.625%, 2/13/23(a)		600	624,905

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 49

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

First Quantum Minerals Ltd. 6.875%, 3/01/26(a)	U.S.$	348	$332,133
7.00%, 2/15/21(a)		53	53,354
7.25%, 5/15/22(a)(b)		1,144	1,134,444
7.25%, 4/01/23(a)		1,300	1,286,357
7.50%, 4/01/25(a)		261	255,454
Vedanta Resources Finance II PLC 8.00%, 4/23/23(a)		1,023	1,029,995
9.25%, 4/23/26(a)		430	428,025
Vedanta Resources Ltd. 6.375%, 7/30/22(a)		793	778,379

			8,874,614

Capital Goods – 0.1%
Indika Energy Capital III Pte Ltd. 5.875%, 11/09/24(a)		558	544,050
Odebrecht Finance Ltd. 4.375%, 4/25/25(a)(e)(f)		349	36,318
5.25%, 6/27/29(a)(e)(f)		1,070	114,022
7.125%, 6/26/42(a)(e)(f)		2,665	274,828

			969,218

Communications - Telecommunications – 0.3%
Comunicaciones Celulares SA Via Comcel Trust 6.875%, 2/06/24(a)		535	550,214
Digicel Group One Ltd. 8.25%, 12/30/22(j)		262	155,173
Digicel Group Two Ltd. 8.25%, 9/30/22(a)		285	57,841
9.125% (7.125% Cash and 2.00% PIK), 4/01/24(a)(h)		450	44,148
Digicel Ltd. 6.00%, 4/15/21(a)		1,356	954,708
Millicom International Cellular SA 6.25%, 3/25/29(a)		470	514,053
6.625%, 10/15/26(a)		615	671,908
MTN Mauritius Investments Ltd. 6.50%, 10/13/26(a)		380	413,250

			3,361,295

Consumer Cyclical - Other – 0.4%
Melco Resorts Finance Ltd. 5.625%, 7/17/27(a)		965	995,224
MGM China Holdings Ltd. 5.375%, 5/15/24(a)		398	411,399
5.875%, 5/15/26(a)		414	431,559

50 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Servicios Corporativos Javer SAB de CV 9.875%, 4/06/21(a)	U.S.$	491	$485,630
Studio City Co., Ltd. 5.875%, 11/30/19(a)		737	733,684
Wynn Macau Ltd. 4.875%, 10/01/24(a)		286	284,884
5.50%, 10/01/27(a)		747	752,774

			4,095,154

Consumer Cyclical - Retailers – 0.0%
K2016470219 South Africa Ltd. 3.00%, 12/31/22(h)(j)		1,006	7,565
K2016470260 South Africa Ltd. 25.00%, 12/31/22(h)(j)		380	7,992
Prime Bloom Holdings Ltd. 7.50%, 12/19/19(a)		560	456,750

			472,307

Consumer Non-Cyclical – 0.9%
Central American Bottling Corp. 5.75%, 1/31/27(a)		928	979,910
Cosan Ltd. 5.50%, 9/20/29(a)		461	473,071
MARB BondCo PLC 6.875%, 1/19/25(a)		1,430	1,492,112
Marfrig Holdings Europe BV 8.00%, 6/08/23(a)		1,220	1,270,706
Minerva Luxembourg SA 5.875%, 1/19/28(a)		200	201,022
6.50%, 9/20/26(a)		1,098	1,139,587
NBM US Holdings, Inc. 7.00%, 5/14/26(a)		1,250	1,309,494
Rede D’or Finance SARL 4.95%, 1/17/28(a)		576	578,079
Tonon Luxembourg SA 6.50%, 10/31/24(d)(g)(j)		525	15,740
Turkiye Sise ve Cam Fabrikalari AS 6.95%, 3/14/26(a)		1,426	1,467,443
USJ Acucar e Alcool SA 10.50%, 11/09/23(a)		639	479,131
Virgolino de Oliveira Finance SA
10.50%, 1/28/18(e)(i)(j)		4,090	123,583
10.875%, 1/13/20(e)(f)(j)		480	86,040
11.75%, 2/09/22(e)(f)(j)		1,620	39,935

			9,655,853

Energy – 0.3%
Cosan Luxembourg SA 7.00%, 1/20/27(a)		201	219,249

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 51

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Medco Platinum Road Pte Ltd. 6.75%, 1/30/25(a)	U.S.$	860	$860,904
Mongolian Mining Corp./Energy Resources LLC 9.25%, 4/15/24(a)		670	633,150
MV24 Capital BV 6.748%, 6/01/34(a)		555	571,163
Petrobras Global Finance BV 5.093%, 1/15/30(a)		1,195	1,246,019
ReNew Power Synthetic 6.67%, 3/12/24(a)		335	339,292
YPF SA 16.50%, 5/09/22(j)	ARS	17,395	90,597

			3,960,374

Other Industrial – 0.1%
KOC Holding AS 6.50%, 3/11/25(a)	U.S.$	1,006	1,029,892

Transportation - Airlines – 0.0%
Guanay Finance Ltd. 6.00%, 12/15/20(a)		190	190,576

Transportation - Services – 0.0%
Rumo Luxembourg SARL 7.375%, 2/09/24(a)		468	503,100

			33,112,383

Financial Institutions – 0.4%
Banking – 0.2%
Fidelity Bank PLC 10.50%, 10/16/22(a)		1,100	1,233,023
Yapi ve Kredi Bankasi AS 5.125%, 10/22/19(a)		620	620,000

			1,853,023

Finance – 0.1%
Unifin Financiera SAB de CV SOFOM ENR 7.00%, 1/15/25(a)		575	567,525

Insurance – 0.0%
Ambac LSNI LLC 7.104% (LIBOR 3 Month + 5.00%), 2/12/23(a)(n)		63	63,289

REITS – 0.1%
China Evergrande Group 8.25%, 3/23/22(a)		500	447,656
Kaisa Group Holdings Ltd. 11.25%, 4/09/22(a)		645	631,697

52 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Scenery Journey Ltd. 11.00%, 11/06/20(a)	U.S.$	500	$499,375

			1,578,728

			4,062,565

Utility – 0.2%
Electric – 0.2%
Cemig Geracao e Transmissao SA 9.25%, 12/05/24(a)		958	1,111,807
Light Servicos de Eletricidade SA/Light Energia SA 7.25%, 5/03/23(a)		769	818,264
Star Energy Geothermal Wayang Windu Ltd. 6.75%, 4/24/33(a)		411	428,860
Terraform Global Operating LLC 6.125%, 3/01/26(j)		292	299,734

			2,658,665

Total Emerging Markets – Corporate Bonds (cost $48,466,796)			39,833,613

EMERGING MARKETS – TREASURIES – 2.3%
Argentina – 0.0%
Argentine Bonos del Tesoro 15.50%, 10/17/26(c)	ARS	6,600	35,404
18.20%, 10/03/21(c)		34,142	159,678

			195,082

Brazil – 2.2%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/21	BRL	100,732	25,637,903

South Africa – 0.1%
Republic of South Africa Government Bond Series 2030 8.00%, 1/31/30	ZAR	12,709	783,242

Total Emerging Markets – Treasuries (cost $29,602,220)			26,616,227

COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.0%
Non-Agency Fixed Rate CMBS – 1.8%
225 Liberty Street Trust Series 2016-225L, Class E 4.804%, 2/10/36(a)	U.S.$	974	1,041,399

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 53

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CGBAM Commercial Mortgage Trust Series 2015-SMRT, Class F 3.912%, 4/10/28(a)	U.S.$	270	$271,211
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class XA 1.536%, 4/10/46(t)		1,410	57,687
Series 2013-GC17, Class D 5.262%, 11/10/46(a)		902	937,465
Series 2014-GC23, Class D 4.641%, 7/10/47(a)		856	851,538
Commercial Mortgage Trust Series 2012-CR1, Class XA 2.036%, 5/15/45(t)		1,734	70,231
Series 2012-CR3, Class XA 2.021%, 10/15/45(t)		7,653	352,477
Series 2012-CR5, Class XA 1.675%, 12/10/45(t)		1,829	76,908
Series 2013-LC6, Class D 4.404%, 1/10/46(a)		3,916	4,015,460
Series 2014-CR15, Class XA 1.093%, 2/10/47(t)		1,703	55,853
Series 2014-CR20, Class XA 1.187%, 11/10/47(t)		9,921	432,788
GS Mortgage Securities Corp. II Series 2013-GC10, Class XA 1.654%, 2/10/46(t)		823	34,831
GS Mortgage Securities Trust Series 2012-GC6, Class D 5.84%, 1/10/45(a)		1,765	1,822,602
Series 2012-GCJ9, Class D 4.902%, 11/10/45(a)		700	719,203
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C6, Class XA 1.768%, 11/15/45(a)(t)		6,047	235,646
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class XA 1.78%, 12/10/45(a)(t)		812	32,724
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class D 5.397%, 6/15/44(a)		1,022	1,044,029
Series 2012-C10, Class XA 1.699%, 12/15/45(a)(t)		3,108	129,157
Series 2012-C6, Class D 5.768%, 4/15/45(a)		2,450	2,592,240
Series 2012-C7, Class XA 1.509%, 6/15/45(a)(t)		1,332	36,680

54 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2012-C8, Class E 5.049%, 8/15/45(a)	U.S.$	3,766	$3,856,044
Series 2014-C25, Class D 3.803%, 11/15/47(a)		1,807	1,699,185

			20,365,358

Non-Agency Floating Rate CMBS – 0.2%
CLNS Trust Series 2017-IKPR, Class F 6.55% (LIBOR 1 Month + 4.50%), 6/11/32(a)(n)		956	958,979
DBWF Mortgage Trust Series 2018-GLKS, Class E 5.075% (LIBOR 1 Month + 3.02%), 11/19/35(a)(n)		838	846,372
Morgan Stanley Capital I Trust Series 2019-BPR, Class E 6.778% (LIBOR 1 Month + 4.75%), 5/15/36(a)(n)		301	300,996

			2,106,347

Total Commercial Mortgage-Backed Securities (cost $21,217,512)			22,471,705

		Shares
COMMON STOCKS – 1.7%
Energy – 0.8%
Energy Equipment & Services – 0.5%
Tervita Corp.(e)		1,004,738	5,687,840

Oil, Gas & Consumable Fuels – 0.3%
Berry Petroleum Corp.		132,644	1,241,548
CHC Group LLC(e)(l)		51,655	5,165
Golden Energy Offshore Services AS(c)(e)		916,212	492,229
K201640219 (South Africa) Ltd. A Shares(c)(d)(e)(g)		12,695,187	13
K201640219 (South Africa) Ltd. B Shares(c)(d)(e)(g)		2,009,762	2
Paragon Offshore Ltd. – Class A(c)(d)		11,814	2,363
Paragon Offshore Ltd. – Class B(c)(d)(e)		17,721	265,815
Peabody Energy Corp.		12,408	182,646
Roan Resources, Inc.(e)		674	829
Vantage Drilling International(c)(d)(e)		6,103	1,281,630

			3,472,240

			9,160,080

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 55

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Financials – 0.3%
Consumer Finance – 0.1%
Paysafe Group Ltd.(c)(d)(e)(g)	3,960	$694,069

Insurance – 0.2%
Mt. Logan Re Ltd. (Preference Shares)(d)(e)(l)	2,953	2,846,070

		3,540,139

Consumer Discretionary – 0.2%
Auto Components – 0.1%
ATD New Holdings, Inc.(c)(d)(e)	20,185	565,180
Exide Corp.(c)(d)(g)	248,194	233,302
Exide Technologies(c)(d)(e)(g)	15,253	19,219
Exide Technologies(c)(d)(g)	59,185	74,573

		892,274

Automobiles – 0.1%
Liberty Tire Recycling LLC(c)(d)(e)(g)	7,822	1,104,496

Hotels, Restaurants & Leisure – 0.0%
Caesars Entertainment Corp.(e)	25,004	291,547

		2,288,317

Consumer Staples – 0.1%
Food & Staples Retailing – 0.1%
Southeastern Grocers, Inc. Npv(c)(d)(g)	38,084	1,313,898

Materials – 0.1%
Metals & Mining – 0.1%
BIS Industries Holdings Ltd.(c)(d)(e)(g)	838,296	27,664
Constellium NV – Class A(e)	81,732	1,038,814
Neenah Enterprises, Inc.(c)(d)(e)(g)	58,200	37,830

		1,104,308

Information Technology – 0.1%
Software – 0.1%
Avaya Holdings Corp.(e)	72,599	742,688
Monitronics(c)(d)(g)	17,878	120,676
Monitronics International, Inc.(e)	17,804	133,530

		996,894

Communication Services – 0.1%
Media – 0.1%
Clear Channel Outdoor Holdings, Inc.(e)	47,504	119,710
iHeartMedia, Inc. – Class A(c)(e)	25,267	379,005

		498,715

Industrials – 0.0%
Building Products – 0.0%
New Cotai LLC/New Cotai Capital Corp.(c)(d)(e)(g)	3	– 0	–

56 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Construction & Engineering – 0.0%
Willscot Corp.		18,809	$293,044

			293,044

Total Common Stocks (cost $27,026,855)			19,195,395

		Principal Amount (000)
ASSET-BACKED SECURITIES – 1.3%
Other ABS - Fixed Rate – 0.8%
Atlas Ltd. Series 2014-1, Class B 6.875%, 12/15/39(c)(d)(g)	U.S.$	810	777,916
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2018-4, Class PT 8.43%, 5/15/43(d)(j)		609	600,401
Series 2018-7, Class PT 8.45%, 6/15/43(a)(d)		695	678,203
Series 2018-12, Class PT 9.78%, 6/15/43(a)(d)		437	430,325
Series 2019-24, Class PT 9.91%, 8/15/44(a)(d)		575	554,847
Series 2019-36, Class PT Zero Coupon, 10/17/44(a)(d)		637	627,711
Consumer Loan Underlying Bond Credit Trust Series 2018-3, Class PT 8.34%, 3/16/43(d)(j)		141	138,125
Marlette Funding Trust Series 2018-3A, Class C 4.63%, 9/15/28(a)(d)		1,350	1,388,890
SoFi Consumer Loan Program LLC Series 2016-1, Class R Zero Coupon, 8/25/25(d)(g)(j)		1,560	413,229
Series 2017-3, Class R Zero Coupon, 5/25/26(d)(g)(j)		10	400,000
Series 2017-5, Class R1 Zero Coupon, 9/25/26(d)(g)(j)		12	497,021
SoFi Consumer Loan Program Trust Series 2018-1, Class R1 Zero Coupon, 2/25/27(d)(g)(j)		16	917,166
Taco Bell Funding LLC Series 2016-1A, Class A23 4.97%, 5/25/46(a)(d)		783	831,029

			8,254,863

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 57

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Home Equity Loans - Fixed Rate – 0.3%
CSAB Mortgage-Backed Trust Series 2006-2, Class A6A 5.72%, 9/25/36(d)	U.S.$	664	$363,941
CWABS Asset-Backed Certificates Trust Series 2005-7, Class AF5W 5.054%, 10/25/35(d)		895	895,241
GSAA Home Equity Trust Series 2005-12, Class AF5 5.659%, 9/25/35(d)		1,056	933,316
Series 2006-10, Class AF3 5.985%, 6/25/36(d)		1,082	485,296
Series 2006-6, Class AF4 6.121%, 3/25/36(d)		1,507	723,305
Series 2006-6, Class AF5 6.241%, 3/25/36(d)		558	267,942

			3,669,041

Autos - Fixed Rate – 0.2%
CPS Auto Trust Series 2018-C, Class D 4.40%, 6/17/24(a)		1,050	1,086,891
Exeter Automobile Receivables Trust Series 2019-2A, Class E 4.68%, 5/15/26(a)		1,050	1,079,249

			2,166,140

Home Equity Loans - Floating Rate – 0.0%
Lehman XS Trust Series 2007-6, Class 3A5 4.67%, 5/25/37(d)		116	115,095

Total Asset-Backed Securities (cost $17,219,036)			14,205,139

LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 0.5%
United States – 0.5%
California – 0.3%
State of California Series 2010 7.60%, 11/01/40		750	1,268,798
7.95%, 3/01/36		1,915	1,960,634

			3,229,432

58 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Illinois – 0.2%
State of Illinois Series 2010 7.35%, 7/01/35	U.S.$	1,915	$2,334,538

Total Local Governments – US Municipal Bonds (cost $4,595,627)			5,563,970

		Shares
INVESTMENT COMPANIES – 0.5%
Funds and Investment Trusts – 0.5%
iShares JP Morgan USD Emerging Markets Bond ETF(w) (cost $5,351,457)		49,000	5,554,150

		Principal Amount (000)
QUASI-SOVEREIGNS – 0.5%
Quasi-Sovereign Bonds – 0.5%
Bahrain – 0.2%
Oil and Gas Holding Co. BSCC (The) 7.625%, 11/07/24(a)	U.S.$	469	532,169
8.375%, 11/07/28(a)		1,346	1,573,558

			2,105,727

Indonesia – 0.0%
Indonesia Asahan Aluminium Persero PT 5.71%, 11/15/23(a)		224	247,030

Kazakhstan – 0.1%
KazMunayGas National Co. JSC 5.375%, 4/24/30(a)		660	741,535

Mexico – 0.2%
Petroleos Mexicanos 6.49%, 1/23/27(a)		507	528,547
6.50%, 1/23/29		318	322,444
6.84%, 1/23/30(a)		753	778,527
7.69%, 1/23/50(a)		173	179,933

			1,809,451

United States – 0.0%
Citgo Holding, Inc. 9.25%, 8/01/24(a)		478	507,536

Total Quasi-Sovereigns (cost $5,004,206)			5,411,279

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 59

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

PREFERRED STOCKS – 0.3%
Financial Institutions – 0.3%
Banking – 0.2%
GMAC Capital Trust I Series 2 7.943%		16,325	$427,878
Paysafe Holdings UK Ltd. 0.00%(c)(d)(e)(g)		1,134,441	1,134,441

			1,562,319

Insurance – 0.1%
Hartford Financial Services Group, Inc. (The) 7.875%		45,050	1,313,658

REITS – 0.0%
Hersha Hospitality Trust Series C 6.875%		15,950	405,768

			3,281,745

Utility – 0.0%
Electric – 0.0%
SCE Trust III Series H 5.75%		11,025	271,987

Total Preferred Stocks (cost $3,370,128)			3,553,732

		Principal Amount (000)
GOVERNMENTS – SOVEREIGN BONDS – 0.3%
United Arab Emirates – 0.3%
Emirate of Dubai Government International Bonds 7.75%, 10/05/20(a) (cost $3,315,357)	U.S.$	3,310	3,489,981

INFLATION-LINKED SECURITIES – 0.3%
Colombia – 0.3%
Fideicomiso PA Concesion Ruta al Mar 6.75%, 2/15/44(a)	COP	1,437,090	417,087
Fideicomiso PA Costera 6.25%, 1/15/34(a)		1,230,800	370,478

60 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Fideicomiso PA Pacifico Tres 7.00%, 1/15/35(j)	COP	6,642,880	$2,089,262

Total Inflation-Linked Securities (cost $2,825,470)			2,876,827

COLLATERALIZED LOAN OBLIGATIONS – 0.1%
CLO - Floating Rate – 0.1%
Dryden CLO Ltd. Series 2018-57A, Class E 7.358% (LIBOR 3 Month + 5.20%), 5/15/31(a)(d)(n)	U.S.$	275	243,927
Dryden Senior Loan Fund Series 2017-49A, Class E 8.60% (LIBOR 3 Month + 6.30%), 7/18/30(a)(d)(n)		417	404,295
OZLM Ltd. Series 2018-22A, Class D 7.603% (LIBOR 3 Month + 5.30%), 1/17/31(a)(d)(n)		349	298,270

Total Collateralized Loan Obligations (cost $1,037,426)			946,492

LOCAL GOVERNMENTS – REGIONAL BONDS – 0.1%
Argentina – 0.1%
Provincia de Buenos Aires/Government Bonds 7.875%, 6/15/27(a)		843	296,272
63.221% (BADLAR + 3.83%), 5/31/22(c)(n)	ARS	26,500	153,273
Provincia de Cordoba 7.45%, 9/01/24(a)	U.S.$	313	178,606

Total Local Governments – Regional Bonds (cost $2,646,077)			628,151

WHOLE LOAN TRUSTS – 0.0%
Performing Asset – 0.0%
Sheridan Auto Loan Holdings I LLC 10.00%, 12/31/20-9/30/21(c)(d)(g) (cost $1,139,635)		1,140	222,592

		Shares
WARRANTS – 0.0%
Amplify Energy Corp., expiring 4/21/20(c)(e)		39,269	4

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 61

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Avaya Holdings Corp., expiring 12/15/22(e)		53,489	$56,163
Encore Automotive Acceptance, expiring 7/05/31(c)(d)(e)(g)		8	– 0	–
Flexpath Capital, Inc., expiring 4/15/31(c)(d)(e)(g)		10,974	– 0	–
iHeartMedia, Inc., expiring 5/01/39(c)(e)		278	4,031
SandRidge Energy, Inc., A-CW22, expiring 10/03/22(c)(e)		46,951	2,348
SandRidge Energy, Inc., B-CW22, expiring 10/03/22(c)(e)		19,772	1,977
Willscot Corp., expiring 11/29/22(c)(d)(e)(g)		29,123	139,499

Total Warrants (cost $645,006)			204,022

RIGHTS – 0.0%
Vistra Energy Corp., expiring 12/31/49(d)(e)(m) (cost $0)		10,721	9,220

SHORT-TERM INVESTMENTS – 11.9%
Investment Companies – 8.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.89%(w)(x)(y) (cost $92,140,363)		92,140,363	92,140,363

		Principal Amount (000)
U.S. Treasury Bills – 2.6%
U.S. Treasury Bill Zero Coupon, 10/31/19 (cost $29,940,587)	U.S.$	30,000	29,955,375

Governments – Treasuries – 0.8%
Egypt – 0.5%
Egypt Treasury Bills Series 364D Zero Coupon, 10/15/19	EGP	96,500	5,889,760

Nigeria – 0.3%
Nigeria Treasury Bills Zero Coupon, 4/09/20-9/03/20	NGN	1,119,455	2,767,041

Total Governments – Treasuries (cost $8,553,960)			8,656,801

62 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Time Deposits – 0.4%
Barclays, London 1.25%, 10/01/19	U.S.$	3,746		$3,746,295
BBH Grand Cayman 0.65%, 10/01/19	NZD	0	**	15
2.20%, 10/02/19	HKD	0	**	12
Citibank, London (0.67)%, 10/01/19	EUR	827		901,275
0.38%, 10/01/19	GBP	48		59,558

Total Time Deposits (cost $4,707,155)				4,707,155

Total Short-Term Investments (cost $135,342,065)				135,459,694

Total Investments – 99.8% (cost $1,145,609,059)				1,132,678,165
Other assets less liabilities – 0.2%				2,491,321

Net Assets – 100.0%				$1,135,169,486

FUTURES (see Note C)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	136	December 2019	$19,367,250	$(117,078)
U.S. Long Bond (CBT) Futures	35	December 2019	5,680,938	(87,875)
U.S. T-Note 10 Yr (CBT) Futures	743	December 2019	96,822,188	(558,375)

Sold Contracts
U.S. T-Note 5 Yr (CBT) Futures	428	December 2019	50,995,531	430,547

				$(332,781)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	EUR	2,180	USD	2,418	10/10/19	$39,800
Bank of America, NA	CNH	24,894	USD	3,465	10/24/19	(19,503)
Bank of America, NA	INR	697	USD	10	10/24/19	(114)
Bank of America, NA	USD	27	INR	1,874	10/24/19	(89)

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 63

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	CLP	9,735	USD	13	11/14/19	$27
Bank of America, NA	RUB	252,847	USD	3,919	11/14/19	42,345
Bank of America, NA	USD	20	RUB	1,283	11/14/19	(268)
Bank of America, NA	ZAR	41,988	USD	2,840	11/21/19	85,776
Barclays Bank PLC	BRL	189	USD	45	10/02/19	(103)
Barclays Bank PLC	USD	45	BRL	189	10/02/19	284
Barclays Bank PLC	INR	327,169	USD	4,560	10/24/19	(55,943)
Barclays Bank PLC	USD	4,498	INR	322,686	10/24/19	55,345
Barclays Bank PLC	KRW	8,453,558	USD	7,000	10/30/19	(55,838)
Barclays Bank PLC	USD	7,014	KRW	8,469,766	10/30/19	55,945
Barclays Bank PLC	USD	12	KRW	14,650	10/30/19	(48)
Barclays Bank PLC	CLP	13,015	USD	18	11/14/19	94
Barclays Bank PLC	USD	65	RUB	4,192	11/14/19	(524)
Barclays Bank PLC	IDR	166,180	USD	12	11/21/19	69
Barclays Bank PLC	IDR	33,241,388	USD	2,305	11/21/19	(25,048)
Barclays Bank PLC	USD	2,305	IDR	33,241,388	11/21/19	25,048
Barclays Bank PLC	USD	9,487	JPY	1,017,132	11/21/19	(48,229)
Barclays Bank PLC	MYR	168	USD	40	2/13/20	(9)
Barclays Bank PLC	USD	13	MYR	54	2/13/20	(44)
BNP Paribas SA	INR	256,458	USD	3,662	10/24/19	43,661
BNP Paribas SA	INR	360,120	USD	4,988	10/24/19	(92,689)
BNP Paribas SA	USD	4,988	INR	360,120	10/24/19	92,689
BNP Paribas SA	KRW	4,234,573	USD	3,559	10/30/19	24,608
BNP Paribas SA	USD	3,559	KRW	4,234,573	10/30/19	(24,608)
BNP Paribas SA	CLP	830,507	USD	1,166	11/14/19	26,201
BNP Paribas SA	USD	1,166	CLP	830,507	11/14/19	(26,201)
BNP Paribas SA	IDR	32,684,064	USD	2,265	11/21/19	(25,728)
BNP Paribas SA	USD	2,265	IDR	32,684,064	11/21/19	25,728
Brown Brothers Harriman & Co.	EUR	17,154	USD	19,229	10/10/19	520,129
Brown Brothers Harriman & Co.	USD	19,364	EUR	17,278	10/10/19	(520,480)
Brown Brothers Harriman & Co.	CZK	697	USD	30	10/11/19	244
Brown Brothers Harriman & Co.	HUF	19,901	USD	66	10/11/19	785
Brown Brothers Harriman & Co.	PLN	32	USD	8	10/11/19	49
Brown Brothers Harriman & Co.	USD	63	CZK	1,480	10/11/19	(446)
Brown Brothers Harriman & Co.	USD	40	HUF	11,973	10/11/19	(532)
Brown Brothers Harriman & Co.	USD	11	PLN	44	10/11/19	4
Brown Brothers Harriman & Co.	USD	3,749	PLN	14,237	10/11/19	(197,776)
Brown Brothers Harriman & Co.	ILS	108	USD	31	10/16/19	(473)
Brown Brothers Harriman & Co.	GBP	28	USD	35	10/18/19	507
Brown Brothers Harriman & Co.	USD	8	GBP	7	10/18/19	21

64 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Brown Brothers Harriman & Co.	USD	56	GBP	45	10/18/19	$(374)
Brown Brothers Harriman & Co.	CNH	66,149	USD	9,311	10/24/19	52,013
Brown Brothers Harriman & Co.	CNH	7,823	USD	1,090	10/24/19	(5,405)
Brown Brothers Harriman & Co.	USD	1,090	CNH	7,823	10/24/19	5,405
Brown Brothers Harriman & Co.	USD	9,296	CNH	66,044	10/24/19	(51,831)
Brown Brothers Harriman & Co.	MXN	109,302	USD	5,574	10/25/19	58,311
Brown Brothers Harriman & Co.	USD	5,566	MXN	109,152	10/25/19	(57,597)
Brown Brothers Harriman & Co.	THB	1,011	USD	33	10/30/19	62
Brown Brothers Harriman & Co.	SGD	81	USD	58	10/31/19	170
Brown Brothers Harriman & Co.	USD	73	SGD	101	10/31/19	(459)
Brown Brothers Harriman & Co.	NZD	14,706	USD	9,414	11/07/19	197,057
Brown Brothers Harriman & Co.	USD	9,371	NZD	14,638	11/07/19	(196,880)
Brown Brothers Harriman & Co.	AUD	94	USD	64	11/08/19	556
Brown Brothers Harriman & Co.	USD	68	AUD	100	11/08/19	(274)
Brown Brothers Harriman & Co.	JPY	494,133	USD	4,610	11/21/19	24,470
Brown Brothers Harriman & Co.	USD	4,639	JPY	497,219	11/21/19	(24,564)
Brown Brothers Harriman & Co.	USD	81	ZAR	1,199	11/21/19	(2,196)
Brown Brothers Harriman & Co.	ZAR	1,663	USD	112	11/21/19	2,446
Brown Brothers Harriman & Co.	CAD	40	USD	30	11/22/19	17
Brown Brothers Harriman & Co.	CAD	57	USD	43	11/22/19	(59)
Brown Brothers Harriman & Co.	USD	13	CAD	17	11/22/19	6
Brown Brothers Harriman & Co.	TRY	234	USD	39	12/05/19	(1,215)
Brown Brothers Harriman & Co.	USD	140	TRY	819	12/05/19	1,946
Brown Brothers Harriman & Co.	NOK	6,190	USD	694	1/08/20	12,325
Brown Brothers Harriman & Co.	SEK	515	USD	53	1/08/20	605
Brown Brothers Harriman & Co.	USD	26	NOK	231	1/08/20	(159)

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 65

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Brown Brothers Harriman & Co.	USD	18	SEK	173	1/08/20	$(270)
Brown Brothers Harriman & Co.	CHF	4,515	USD	4,610	1/10/20	43,594
Brown Brothers Harriman & Co.	USD	4,677	CHF	4,581	1/10/20	(44,100)
Citibank, NA	BRL	86,397	USD	20,750	10/02/19	(43,962)
Citibank, NA	USD	20,747	BRL	86,397	10/02/19	47,186
Citibank, NA	USD	22,820	EUR	20,471	10/10/19	(494,535)
Citibank, NA	PLN	42,303	USD	11,154	10/11/19	603,805
Citibank, NA	GBP	2,892	USD	3,549	10/18/19	(9,385)
Citibank, NA	INR	506	USD	7	10/24/19	151
Citibank, NA	USD	126	INR	8,711	10/24/19	(2,603)
Citibank, NA	USD	45	BRL	189	11/04/19	337
Citibank, NA	COP	32,899,505	USD	9,776	11/14/19	341,804
Citibank, NA	USD	2,190	ZAR	32,071	11/21/19	(86,306)
Credit Suisse International	PLN	21,668	USD	5,599	10/11/19	195,094
Credit Suisse International	USD	11,577	ILS	40,300	10/16/19	24,724
Deutsche Bank AG	USD	20,634	BRL	86,207	10/02/19	114,467
Deutsche Bank AG	BRL	86,207	USD	20,701	10/02/19	(47,082)
Deutsche Bank AG	BRL	86,207	USD	20,593	11/04/19	(103,630)
Goldman Sachs Bank USA	BRL	36	USD	9	10/02/19	(19)
Goldman Sachs Bank USA	USD	9	BRL	36	10/02/19	(35)
Goldman Sachs Bank USA	ILS	40,106	USD	11,353	10/16/19	(193,037)
Goldman Sachs Bank USA	USD	7,425	INR	515,344	10/24/19	(154,121)
Goldman Sachs Bank USA	MXN	108,248	USD	5,376	10/25/19	(86,997)
Goldman Sachs Bank USA	USD	3,231	MXN	65,071	10/25/19	52,296
Goldman Sachs Bank USA	USD	21	BRL	88	11/04/19	45
Goldman Sachs Bank USA	USD	23	BRL	96	11/04/19	(25)
Goldman Sachs Bank USA	RUB	2,727	USD	42	11/14/19	302
Goldman Sachs Bank USA	USD	13	COP	44,779	11/14/19	(78)
Goldman Sachs Bank USA	CAD	5,950	USD	4,485	11/22/19	(9,714)
Goldman Sachs Bank USA	TWD	539	USD	17	11/27/19	18
Goldman Sachs Bank USA	USD	13	TWD	405	11/27/19	(60)
HSBC Bank USA	USD	3,507	CNH	24,875	10/24/19	(25,200)
HSBC Bank USA	USD	3,733	INR	259,170	10/24/19	(75,997)

66 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	BRL	33	USD	8	10/02/19	$133
JPMorgan Chase Bank, NA	USD	8	BRL	33	10/02/19	18
JPMorgan Chase Bank, NA	INR	31,835	USD	441	10/24/19	(7,687)
JPMorgan Chase Bank, NA	KRW	19,579	USD	16	10/30/19	(25)
JPMorgan Chase Bank, NA	CLP	1,674,576	USD	2,359	11/14/19	59,912
JPMorgan Chase Bank, NA	IDR	466,559,980	USD	32,554	11/21/19	(152,899)
JPMorgan Chase Bank, NA	TWD	373	USD	12	11/27/19	(5)
JPMorgan Chase Bank, NA	USD	83	TWD	2,540	11/27/19	(507)
Morgan Stanley Capital Services LLC	BRL	35	USD	8	10/02/19	(32)
Morgan Stanley Capital Services LLC	USD	9	BRL	35	10/02/19	19
Morgan Stanley Capital Services LLC	USD	940	EUR	829	10/10/19	(35,544)
Morgan Stanley Capital Services LLC	USD	13,137	PLN	49,874	10/11/19	(698,594)
Morgan Stanley Capital Services LLC	USD	14	INR	998	10/24/19	50
Morgan Stanley Capital Services LLC	USD	55	KRW	65,073	10/30/19	(412)
Morgan Stanley Capital Services LLC	CLP	9,449	USD	13	11/14/19	101
Morgan Stanley Capital Services LLC	PEN	192	USD	57	11/14/19	402
Morgan Stanley Capital Services LLC	USD	2,323	CLP	1,667,557	11/14/19	(33,481)
Morgan Stanley Capital Services LLC	USD	23	PEN	78	11/14/19	(69)
Morgan Stanley Capital Services LLC	IDR	278,051	USD	20	11/21/19	74
Royal Bank of Scotland PLC	BRL	144	USD	35	10/02/19	(106)
Royal Bank of Scotland PLC	USD	35	BRL	144	10/02/19	71
Royal Bank of Scotland PLC	EUR	64,697	USD	73,072	10/10/19	2,512,040
Royal Bank of Scotland PLC	USD	2,251	EUR	2,007	10/10/19	(62,123)
Royal Bank of Scotland PLC	PLN	14,066	USD	3,712	10/11/19	203,528
Royal Bank of Scotland PLC	USD	3,712	PLN	14,066	10/11/19	(203,528)
Royal Bank of Scotland PLC	ILS	8,448	USD	2,431	10/16/19	(1,179)

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 67

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Royal Bank of Scotland PLC	USD	2,431	ILS	8,448	10/16/19	$1,179
Royal Bank of Scotland PLC	INR	161,210	USD	2,322	10/24/19	47,674
Royal Bank of Scotland PLC	INR	185,340	USD	2,597	10/24/19	(18,319)
Royal Bank of Scotland PLC	USD	2,662	INR	189,986	10/24/19	18,613
Royal Bank of Scotland PLC	USD	2,322	INR	161,210	10/24/19	(47,674)
Royal Bank of Scotland PLC	ARS	1,315	USD	20	10/30/19	(191)
Royal Bank of Scotland PLC	KRW	4,256,214	USD	3,605	10/30/19	52,248
Royal Bank of Scotland PLC	USD	19	KRW	22,391	10/30/19	36
Royal Bank of Scotland PLC	USD	3,584	KRW	4,230,720	10/30/19	(52,235)
Royal Bank of Scotland PLC	CLP	839,285	USD	1,184	11/14/19	31,632
Royal Bank of Scotland PLC	COP	5,740	USD	2	11/14/19	49
Royal Bank of Scotland PLC	RUB	116,496	USD	1,786	11/14/19	(484)
Royal Bank of Scotland PLC	USD	1,211	CLP	858,597	11/14/19	(32,040)
Royal Bank of Scotland PLC	USD	15	COP	49,917	11/14/19	(410)
Royal Bank of Scotland PLC	USD	29	PEN	97	11/14/19	(139)
Royal Bank of Scotland PLC	USD	1,786	RUB	116,496	11/14/19	484
UBS AG	USD	1,523	EUR	1,365	10/10/19	(34,336)
UBS AG	INR	256,458	USD	3,647	10/24/19	28,948

						$1,580,901

CURRENCY OPTIONS WRITTEN (see Note C)

Description/ Counterparty	Exercise Price		Expiration Month	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
Put
INR vs. USD/ Natwest Markets PLC(z)	INR	73.00	10/2019	83,950,000	INR	83,950	$3,542	$(390)
PLN vs. EUR/ Bank of America, NA(z)	PLN	4.40	10/2019	9,108,000	PLN	9,108	5,461	(2,314)
RUB vs. USD/ Bank of America, NA(z)	RUB	64.80	10/2019	149,040,000	RUB	149,040	6,348	(12,885)

68 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description/ Counterparty	Exercise Price		Expiration Month	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
RUB vs. USD/ Natwest Markets PLC(z)	RUB	68.33	12/2019	386,036,250	RUB	386,036	$69,552	$(40,107)
TRY vs. EUR/ Bank of America, NA(z)	TRY	6.50	10/2019	13,520,000	TRY	13,520	8,158	(1,197)
TRY vs. USD/ Natwest Markets PLC(z)	TRY	8.20	11/2019	38,540,000	TRY	38,540	124,127	(444)

							$217,188	$(57,337)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Argentine Republic Government Bond, 7.5%, 4/22/26, 6/20/24*	(5.00)%	Quarterly	83.65%	USD	3,065	$1,832,314	$237,034	$1,595,280
Brazilian Government International Bond, 4.250%, 1/07/25, 6/20/24*	(1.00)	Quarterly	1.22	USD	3,333	35,553	26,575	8,978
CDX-NAHY Series 28, 5 Year Index, 6/20/22*	(5.00)	Quarterly	2.53	USD	12,875	(834,994)	(601,462)	(233,532)
CDX-NAHY Series 29, 5 Year Index, 12/20/22*	(5.00)	Quarterly	2.76	USD	38,976	(2,661,652)	(1,940,882)	(720,770)
CDX-NAHY Series 30, 5 Year Index, 6/20/23*	(5.00)	Quarterly	2.80	USD	16,992	(1,298,089)	(848,885)	(449,204)
iTraxx Europe Crossover Series 27, 5 Year Index, 6/20/22*	(5.00)	Quarterly	1.76	EUR	12,729	(1,222,813)	(1,151,326)	(71,487)
Republic of Turkey, 11.875%, 1/15/30, 6/20/24*	(1.00)	Quarterly	3.39	USD	292	29,609	34,063	(4,454)
Republic of Turkey, 11.875%, 1/15/30, 6/20/24*	(1.00)	Quarterly	3.39	USD	482	48,875	54,744	(5,869)
Republic of Turkey, 11.875%, 1/15/30, 6/20/24*	(1.00)	Quarterly	3.39	USD	482	48,875	54,744	(5,869)
Republic of Turkey, 11.875%, 1/15/30, 6/20/24*	(1.00)	Quarterly	3.39	USD	238	24,133	31,112	(6,979)
Republic of Turkey, 11.875%, 1/15/30, 6/20/24*	(1.00)	Quarterly	3.39	USD	438	44,413	51,534	(7,121)

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 69

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive		Payment Frequency	Implied Credit Spread at September 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Republic of Turkey, 11.875%, 1/15/30, 6/20/24*	(1.00	) %	Quarterly	3.39%	USD	438	$44,413	$54,563	$(10,150)
Republic of Turkey, 11.875%, 1/15/30, 6/20/24*	(1.00)		Quarterly	3.39	USD	3,269	331,476	364,805	(33,329)
Republic of Turkey, 11.875%, 1/15/30, 6/20/24*	(1.00)		Quarterly	3.39	USD	4,460	452,244	471,131	(18,887)
South Africa Government International Bond, 5.500%, 3/09/20, 6/20/24*	(1.00)		Quarterly	1.78	USD	2,640	92,040	76,035	16,005

Sale Contracts
Argentine Republic Government Bond, 7.5%, 4/22/26, 6/20/24*	5.00		Quarterly	83.65	USD	3,065	(1,832,314)	(803,037)	(1,029,277)
Brazilian Government International Bond, 4.250%, 1/07/25, 6/20/24*	1.00		Quarterly	1.22	USD	3,333	(35,553)	(98,485)	62,932
Brazilian Government International Bond, 4.250%, 1/07/25, 12/20/24*	1.00		Quarterly	1.37	USD	3,333	(59,253)	(52,252)	(7,001)
CDX-NAHY Series 28, 5 Year Index, 6/20/22*	5.00		Quarterly	2.53	USD	5	308	241	67
CDX-NAHY Series 28, 5 Year Index, 6/20/22*	5.00		Quarterly	2.53	USD	12,875	834,994	652,309	182,685
CDX-NAHY Series 29, 5 Year Index, 12/20/22*	5.00		Quarterly	2.76	USD	38,976	2,661,652	1,966,003	695,649

70 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-NAHY Series 30, 5 Year Index, 6/20/23*	5.00%	Quarterly	2.80%	USD	16,992	$1,298,089	$684,263	$613,826
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	5.00	Quarterly	3.29	USD	154,262	11,107,028	10,728,548	378,480
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	5.00	Quarterly	3.51	USD	38,854	2,648,906	2,556,041	92,865
iTraxx Europe Crossover Series 27, 5 Year Index, 6/20/22*	5.00	Quarterly	1.76	EUR	12,729	1,222,720	1,186,103	36,617
iTraxx Europe Crossover Series 32, 5 Year Index, 12/20/24*	5.00	Quarterly	2.33	EUR	41,574	5,943,110	6,150,473	(207,363)
Republic of Turkey, 11.875%, 01/15/30, 12/20/24*	1.00	Quarterly	3.53	USD	3,269	(378,154)	(415,119)	36,965
Republic of Turkey, 11.875%, 1/15/30, 6/20/24*	1.00	Quarterly	3.39	USD	10,099	(1,024,037)	(991,514)	(32,523)
South Africa Government International Bond, 5.500%, 3/09/20, 6/20/24*	1.00	Quarterly	1.78	USD	2,640	(92,040)	(100,148)	8,108
South Africa Government International Bond, 5.500%, 3/09/20, 12/20/24*	1.00	Quarterly	1.92	USD	2,640	(116,488)	(101,452)	(15,036)

						$19,145,365	$18,275,759	$869,606

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 71

PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.28%	USD	454	$(38,219)	$(51,279)	$13,060
Credit Suisse International
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	11.46	USD	5,000	(774,833)	(782,030)	7,197
International Game Technology, 4.750% 2/15/23, 6/20/22*	5.00	Quarterly	0.67	EUR	310	39,666	19,167	20,499
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	258	(21,719)	(28,791)	7,072
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	364	(30,673)	(42,894)	12,221
Goldman Sachs Bank USA
United States Steel Corp., 6.650%, 6/01/37, 12/20/21*	5.00	Quarterly	1.93	USD	700	47,274	(25,117)	72,391
Goldman Sachs International
Avis Budget Car Rental LLC, 5.250% 3/15/25, 12/20/23*	5.00	Quarterly	1.74	USD	270	35,640	14,678	20,962
Avis Budget Car Rental LLC, 5.250% 3/15/25, 12/20/23*	5.00	Quarterly	1.74	USD	300	39,600	25,523	14,077
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	11.46	USD	5,000	(775,528)	(864,343)	88,815
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	11.46	USD	5,000	(774,833)	(825,341)	50,508
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	11.46	USD	2,071	(320,892)	(306,597)	(14,295)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	11.46	USD	2,929	(453,942)	(433,720)	(20,222)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	11.46	USD	10,000	(1,549,667)	(1,491,764)	(57,903)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	11.46	USD	13,500	(2,092,050)	(2,011,176)	(80,874)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,041	(87,635)	(112,912)	25,277

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PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.28%	USD	719	$(60,588)	$(78,031)	$17,443
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	530	(44,617)	(57,104)	12,487
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	2,158	(181,847)	(187,461)	5,614
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	360	(30,336)	(35,746)	5,410
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	133	(11,196)	(14,434)	3,238
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	360	(30,336)	(33,033)	2,697
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	180	(15,168)	(16,216)	1,048
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	371	(31,263)	(31,490)	227
JP Morgan Securities, LLC
CDX-CMBX. NA.BBB Series 6, 5/11/63*	3.00	Monthly	6.28	USD	12,000	(1,009,200)	(1,385,717)	376,517
CDX-CMBX. NA.BBB Series 6, 5/11/63*	3.00	Monthly	6.28	USD	6,400	(538,240)	(774,857)	236,617
Morgan Stanley Capital Services LLC
CDX-CMBX. NA.BBB Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,272	(107,081)	(139,879)	32,798
CDX-CMBX. NA.BBB Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,188	(100,010)	(125,453)	25,443
CDX-CMBX. NA.BBB Series 6, 5/11/63*	3.00	Monthly	6.28	USD	10,000	(841,000)	(111,289)	(729,711)

						$(9,758,693)	$(9,907,306)	$148,613

TOTAL RETURN SWAPS (see Note C)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs International Markit iBoxx EUR Contingent Convertible Liquid Developed Market AT1	EURIBOR	Quarterly	EUR	8,810	12/20/19	$(121,095)

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 73

PORTFOLIO OF INVESTMENTS (continued)

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Principal Amount (000)	Currency	Interest Rate		Maturity	U.S. $ Value at September 30, 2019
Barclays Capital, Inc.†	303	USD	(8.00	)%*	—	$300,753
Barclays Capital, Inc.†	354	USD	(8.00	)%*	—	350,920
Barclays Capital, Inc.†	290	USD	(2.00	)%*	—	289,742
Barclays Capital, Inc.†	628	USD	0.25%		—	628,125
Barclays Capital, Inc.†	415	USD	1.00%		—	415,418
Barclays Capital, Inc.†	230	USD	1.25%		—	229,596
Barclays Capital, Inc.†	653	USD	1.25%		—	653,438
Credit Suisse Securities (USA) LLC†	629	EUR	(1.25	)%*	—	682,869
JP Morgan Chase Bank, NA†	1,201	USD	(0.50	)%*	—	1,200,650
RBC Capital Markets†	965	USD	(0.75	)%*	—	965,029
RBC Capital Markets†	1,374	USD	1.65%		—	1,374,543

						$7,091,083

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on September 30, 2019.

*	Interest payment due from counterparty.

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on the statements of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days			31-90 Days			Greater than 90 Days			Total
Corporates – Non-Investment Grade	$6,208,049	$	– 0	–	$	– 0	–	$	– 0	–	$6,208,049
Emerging Markets – Corporate Bonds	653,438		– 0	–		– 0	–		– 0	–	653,438
Emerging Markets – Sovereigns	229,596		– 0	–		– 0	–		– 0	–	229,596

Total	$7,091,083	$	– 0	–	$	– 0	–	$	– 0	–	$7,091,083

**	Principal amount less than 500.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the aggregate market value of these securities amounted to $442,804,116 or 39.0% of net assets.

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PORTFOLIO OF INVESTMENTS (continued)

(b)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(c)	Illiquid security.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	Non-income producing security.

(f)	Defaulted.

(g)	Fair valued by the Adviser.

(h)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at September 30, 2019.

(i)	Defaulted matured security.

(j)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 1.2% of net assets as of September 30, 2019, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Consumer Loan Underlying Bond Club Certificate Issuer Trust I Series 2018-4, Class PT 8.43%, 5/15/43	3/27/18	$612,792	$600,401	0.05%
Consumer Loan Underlying Bond Credit Trust Series 2018-3, Class PT 8.34%, 3/16/43	3/07/18	142,107	138,125	0.01%
Digicel Group One Ltd. 8.25%, 12/30/22	1/14/19	284,009	155,173	0.01%
Exide Technologies 7.25%, 4/30/27	4/30/15	4,985,429	1,122,040	0.10%
Exide Technologies 11.00%, 4/30/22	4/30/15	4,350,807	3,865,679	0.34%
Fideicomiso PA Pacifico Tres 7.00%, 1/15/35	3/04/16	1,955,523	2,089,262	0.18%
JP Morgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 7.518%, 10/25/25	9/18/15	1,421,227	1,602,996	0.14%
K2016470219 South Africa Ltd. 3.00%, 12/31/22	1/31/17	1,104,689	7,565	0.00%
K2016470260 South Africa Ltd. 25.00%, 12/31/22	1/31/17	378,419	7,992	0.00%
Liberty Tire Recycling LLC 9.50%, 1/15/23	1/03/18	613,641	613,641	0.05%
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18	5/15/13	2,295,760	29	0.00%
SoFi Consumer Loan Program LLC Series 2016-1, Class R Zero Coupon, 8/25/25	7/28/17	501,132	413,229	0.04%
SoFi Consumer Loan Program LLC Series 2017-3, Class R Zero Coupon, 5/25/26	5/11/17	1,107,300	400,000	0.04%

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PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
SoFi Consumer Loan Program LLC Series 2017-5, Class R1 Zero Coupon, 2/25/27	9/18/17	$1,313,468	$497,021	0.04%
SoFi Consumer Loan Program Trust Series 2018-1, Class R1 Zero Coupon, 2/25/27	2/01/18	1,569,021	917,166	0.08%
Terraform Global Operating LLC 6.125%, 3/01/26	2/08/18	292,000	299,734	0.03%
Tonon Luxembourg SA 6.50%, 10/31/24	5/03/19	1,504,258	15,740	0.00%
Venezuela Government International Bond 9.25%, 5/07/28	4/10/14	247,835	28,500	0.00%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	1/23/14 – 2/27/14	2,401,854	123,583	0.01%
Virgolino de Oliveira Finance SA 10.875%, 1/13/20	6/09/14	477,418	86,040	0.01%
Virgolino de Oliveira Finance SA 11.75%, 2/09/22	1/29/14 – 6/09/14	838,866	39,935	0.00%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 7.518%, 11/25/25	9/28/15	561,966	645,909	0.06%
YPF SA 16.50%, 5/09/22	5/04/17	1,037,359	90,597	0.01%

(k)	Convertible security.

(l)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
CHC Group LLC	3/10/17	$3,697,478	$5,165	0.00%
CHC Group LLC/CHC Finance Ltd. Series AI Zero Coupon, 10/01/20	10/01/12	2,779,076	737,053	0.06%
Mt. Logan Re Ltd. (Preference Shares)	12/30/14	2,953,000	2,846,070	0.25%

(m)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(n)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2019.

(o)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

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PORTFOLIO OF INVESTMENTS (continued)

(p)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(q)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open centrally cleared swaps.

(r)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open exchange-traded derivatives.

(s)	Inverse interest only security.

(t)	IO—Interest Only.

(u)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at September 30, 2019.

(v)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(w)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(x)	Affiliated investments.

(y)	The rate shown represents the 7-day yield as of period end.

(z)	One contract relates to 1 share.

Currency Abbreviations:

ARS – Argentine Peso

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNH – Chinese Yuan Renminbi (Offshore)

COP – Colombian Peso

CZK – Czech Koruna

EGP – Egyptian Pound

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

IDR – Indonesian Rupiah

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NGN – Nigerian Naira

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

THB – Thailand Baht

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

BADLAR – Argentina Deposit Rates Badlar Private Banks

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

ETF – Exchange Traded Fund

EURIBOR – Euro Interbank Offered Rate

H15T – U.S. Treasury Yield Curve Rate T Note Constant Maturity

JSC – Joint Stock Company

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

September 30, 2019 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,053,468,696)	$1,040,537,802
Affiliated issuers (cost $92,140,363)	92,140,363
Cash	20,891
Cash collateral due from broker	5,396,137
Foreign currencies, at value (cost $1,927,546)	1,869,798
Unaffiliated dividends and interest receivable	13,958,990
Unrealized appreciation on forward currency exchange contracts	5,775,782
Receivable for investment securities sold and foreign currency transactions	2,855,138
Receivable for variation margin on centrally cleared swaps	475,727
Market value of credit default swaps (net premiums paid $34,251)	162,180
Affiliated dividends receivable	160,025
Receivable for terminated total return swaps	95,147

Total assets	1,163,447,980

Liabilities
Options written, at value (premiums received $217,188)	57,337
Market value of credit default swaps (net premiums received $9,941,557)	9,920,873
Payable for reverse repurchase agreements	7,091,083
Unrealized depreciation on forward currency exchange contracts	4,194,881
Payable for investment securities purchased	3,917,998
Payable for newly entered credit default swaps and total return swaps	1,183,614
Advisory fee payable	857,040
Cash collateral received from broker	260,000
Unrealized depreciation on total return swaps	121,095
Payable for variation margin on futures	43,332
Administrative fee payable	20,509
Directors’ fee payable	647
Accrued expenses and other liabilities	610,085

Total liabilities	28,278,494

Net Assets	$1,135,169,486

Composition of Net Assets
Capital stock, at par	$862,297
Additional paid-in capital	1,187,562,743
Accumulated loss	(53,255,554)

$1,135,169,486

Net Asset Value Per Share—100 million shares of capital stock authorized, $0.01 par value (based on 86,229,677 shares outstanding)	$13.16

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended September 30, 2019 (unaudited)

Investment Income
Interest (net of foreign taxes withheld of $131,160)	$34,198,094
Dividends
Affiliated issuers	737,366
Unaffiliated issuers	252,558	$35,188,018

Expenses
Advisory fee (see Note B)	5,072,511
Transfer agency	17,211
Custodian	172,651
Audit and tax	98,154
Printing	97,166
Registration fees	42,019
Administrative	39,633
Legal	20,306
Directors’ fees	11,490
Miscellaneous	43,696

Total expenses before interest expense	5,614,837
Interest expense	58,447

Total expenses	5,673,284
Less: expenses waived and reimbursed by the Adviser (see Note B)	(32,143)

Net expenses		5,641,141

Net investment income		29,546,877

See notes to financial statements.

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STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$(4,167,406	)(a)
Forward currency exchange contracts	(955,231)
Futures	5,721,030
Options written	988,853
Swaps	8,354,747
Swaptions written	92,569
Foreign currency transactions	(10,170,119)
Net change in unrealized appreciation/depreciation on:
Investments	20,988,922	(b)
Forward currency exchange contracts	470,870
Futures	(1,216,499)
Options written	(222,395)
Swaps	3,029,555
Foreign currency denominated assets and liabilities	(748)

Net gain on investment and foreign currency transactions	22,914,148

Contributions from Affiliates (see Note B)	6,296

Net Increase in Net Assets from Operations	$52,467,321

(a)	Net of foreign capital gains taxes of $128,434.

(b)	Net of increase in accrued foreign capital gains of $161,021.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2019 (unaudited)		Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$29,546,877		$64,511,495
Net realized loss on investment and foreign currency transactions	(135,557)		(3,305,822)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	23,049,705		(41,079,235)
Contributions from Affiliates (see Note B)	6,296		12,130

Net increase in net assets from operations	52,467,321		20,138,568
Distributions to Shareholders	(34,267,674)		(64,534,426)
Return of Capital	– 0	–	(7,795,027)

Total increase (decrease)	18,199,647		(52,190,885)
Net Assets
Beginning of period	1,116,969,839		1,169,160,724

End of period	$1,135,169,486		$1,116,969,839

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

September 30, 2019 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Global High Income Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on May 20, 1993 and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued

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NOTES TO FINANCIAL STATEMENTS (continued)

at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable

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NOTES TO FINANCIAL STATEMENTS (continued)

and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price

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NOTES TO FINANCIAL STATEMENTS (continued)

transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of September 30, 2019:

Investments in Securities	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$348,786,592		$5,937,859	#	$354,724,451
Governments – Treasuries		– 0	–	127,186,100		– 0	–	127,186,100
Collateralized Mortgage Obligations		– 0	–	107,912,057		– 0	–	107,912,057
Corporates – Investment Grade		– 0	–	105,332,037		– 0	–	105,332,037
Emerging Markets – Sovereigns		– 0	–	100,451,822		– 0	–	100,451,822
Bank Loans		– 0	–	41,395,316		9,434,193		50,829,509
Emerging Markets – Corporate Bonds		– 0	–	39,817,873		15,740		39,833,613
Emerging Markets – Treasuries		– 0	–	26,616,227		– 0	–	26,616,227
Commercial Mortgage-Backed Securities		– 0	–	22,471,705		– 0	–	22,471,705
Common Stocks		10,111,201		497,394		8,586,800	#	19,195,395
Asset-Backed Securities		– 0	–	2,166,140		12,038,999		14,205,139
Local Governments – US Municipal Bonds		– 0	–	5,563,970		– 0	–	5,563,970
Investment Companies		5,554,150		– 0	–	– 0	–	5,554,150
Quasi-Sovereigns		– 0	–	5,411,279		– 0	–	5,411,279
Preferred Stocks		2,419,291		– 0	–	1,134,441		3,553,732
Governments – Sovereign Bonds		– 0	–	3,489,981		– 0	–	3,489,981
Inflation-Linked Securities		– 0	–	2,876,827		– 0	–	2,876,827
Collateralized Loan Obligations		– 0	–	– 0	–	946,492		946,492
Local Governments – Regional Bonds		– 0	–	628,151		– 0	–	628,151
Whole Loan Trusts		– 0	–	– 0	–	222,592		222,592
Warrants		64,523		– 0	–	139,499	#	204,022
Rights		– 0	–	– 0	–	9,220		9,220
Short-Term Investments:
Investment Companies		92,140,363		– 0	–	– 0	–	92,140,363
U.S. Treasury Bills		– 0	–	29,955,375		– 0	–	29,955,375
Governments – Treasuries		– 0	–	8,656,801		– 0	–	8,656,801
Time Deposits		– 0	–	4,707,155		– 0	–	4,707,155

Total Investments in Securities		110,289,528		983,922,802		38,465,835		1,132,678,165

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Investments in Securities	Level 1		Level 2			Level 3			Total
Other Financial Instruments*:
Assets
Futures	$430,547		$	– 0	–	$	– 0	–	$430,547 †
Forward Currency Exchange Contracts	– 0	–		5,775,782			– 0	–	5,775,782
Centrally Cleared Credit Default Swaps	– 0	–		28,700,752			– 0	–	28,700,752 †
Credit Default Swaps	– 0	–		162,180			– 0	–	162,180
Liabilities
Futures	(763,328)			– 0	–		– 0	–	(763,328)†
Forward Currency Exchange Contracts	– 0	–		(4,194,881)			– 0	–	(4,194,881)
Currency Options Written	– 0	–		(57,337)			– 0	–	(57,337)
Centrally Cleared Credit Default Swaps	– 0	–		(9,555,387)			– 0	–	(9,555,387)†
Credit Default Swaps	– 0	–		(9,920,873)			– 0	–	(9,920,873)
Total Return Swaps	– 0	–		(121,095)			– 0	–	(121,095)
Reverse Repurchased Agreements	(7,091,083)			– 0	–		– 0	–	(7,091,083)

Total	$102,865,664			$994,711,943			$38,465,835		$1,136,043,442

#	The Fund held securities with zero market value at period end.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

†

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

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The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grade#		Bank Loans		Emerging Markets - Corporate Bonds		Commercial Mortgage- Backed Securities
Balance as of 3/31/19	$8,481,759		$8,609,096		$242,649			$20,910,085
Accrued discounts/ (premiums)	72,402		5,538		(120,341)			679
Realized gain (loss)	(841,199)		5,724		429			103,513
Change in unrealized appreciation/ depreciation	1,761,157		49,510		36,437			(79,553)
Purchases	9,685,297		2,900,936		1,624,599			– 0	–
Sales/Paydowns	(13,014,795)		(430,198)		(1,625,028)			(872,324)
Transfers into Level 3	– 0	–	2,622,810		– 0	–		– 0	–
Transfers out of Level 3	(206,762)		(4,329,223)		(143,005)			(20,062,400)

Balance as of 9/30/19	$5,937,859		$9,434,193		$15,740		$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 9/30/19**	$(4,357,283)		$49,510		$(1,488,518)		$	– 0	–

	Common Stocks#		Asset- Backed Securities		Preferred Stocks		Collateralized Loan Obligations
Balance as of 3/31/19	$8,413,720		$12,614,983		$1,134,441			$980,782
Accrued discounts/ (premiums)	– 0	–	48,431		– 0	–		54
Realized gain (loss)	418		284,087		24,861			– 0	–
Change in unrealized appreciation/ depreciation	(76,773)		(496,318)		– 0	–		(34,344)
Purchases	249,853		1,222,444		– 0	–		– 0	–
Sales/Paydowns	(418)		(1,634,628)		(24,861)			– 0	–
Transfers into Level 3	– 0	–	– 0	–	– 0	–		– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–		– 0	–

Balance as of 9/30/19	$8,586,800		$12,038,999		$1,134,441			$946,492

Net change in unrealized appreciation/depreciation from investments held as of 9/30/19**	$(76,773)		$(496,318)		$ – 0	–		$(34,344)

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	Whole Loan Trusts		Warrants#		Rights		Total
Balance as of 3/31/19	$339,307		$60,161		$7,698		$61,794,681
Accrued discounts/(premiums)	– 0	–	– 0	–	– 0	–	6,763
Realized gain (loss)	– 0	–	– 0	–	– 0	–	(422,167)
Change in unrealized appreciation/depreciation	(79,731)		79,338		1,522		1,161,245
Purchases	– 0	–	– 0	–	– 0	–	15,683,129
Sales/Paydowns	(36,984)		– 0	–	– 0	–	(17,639,236)
Transfers into Level 3	– 0	–	– 0	–	– 0	–	2,622,810
Transfers out of Level 3	– 0	–	– 0	–	– 0	–	(24,741,390)

Balance as of 9/30/19	$222,592		$139,499		$9,220		$38,465,835 +

Net change in unrealized appreciation/depreciation from investments held as of 9/30/19**	$(79,731)		$81,544		$1,522		$(6,400,391)

#	The Fund held securities with zero market value that were sold/expired/written off during the reporting period.

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

+	An amount of $24,741,390 was transferred out of Level 3 into Level 2 as improved transparency of price inputs has increased the observability during the reporting period.

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at September 30, 2019. Securities priced (i) by third party vendors or (ii) by brokers are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 9/30/2019			Valuation Technique	Unobservable Input	Input
Corporates – Non-Investment Grade		$613,641		Qualitative Assessment	Par Value	$ 100.00
		$336,499		Recovery Analysis	Collateral Value	$ 100.00
	$	– 0	–	Qualitative Assessment		$ – 0 –

$950,140

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	Fair Value at 9/30/2019			Valuation Technique	Unobservable Input	Input
Common Stocks		$2,846,070		Market Approach	NAV Equivalent	$963.79
		$1,104,496		Market Approach	EBITDA* Projection	$51.9 mm
					EBITDA* Multiples	6.9X-8.9X / 7.9X
		$694,069		Market Approach	EBITDA* Projection	$530mm
					EBITDA* Multiples	15.0X
		$120,676		Market Approach	10% Haircut to Last Traded Price	$6.75
		$37,830		Market Approach	EBITDA* Projection	$44.6 mm
					EBITDA* Multiples	2.2X-4.2X / 3.2X
		$27,664		Market Approach	EBITDA* Projection	$81mm
					EBITDA* Multiples	3.9X
	$	– 0	–	Qualitative Assessment		$0.00

		$4,830,805

Preferred Stocks		$1,134,441		Market Approach	EBITDA* Projection	$530mm
					EBITDA* Multiples	15.0X
Whole Loan Trusts		$171,795		Recovery Analysis	Cumulative Loss	28%
		50,797		Recovery Analysis	Cumulative Loss	32%

		$222,592

Warrants.		$139,499		Option Pricing Model	Exercise Price	$4.79

*	Earnings Before Interest, Taxes, Depreciation and Amortization.

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in Collateral Value, NAV Equivalent, Exercise Price, Last Traded Price, EBITDA projections and EBITDA Multiple in isolation would be expected to result in a significantly higher (lower) fair value measurement. A significant increase (decrease) in Cumulative Loss in isolation would be expected to result in a significant lower (higher) fair value measurement.

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3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

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6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .90% of the Fund’s average weekly net assets. Such fee is accrued daily and paid monthly.

Pursuant to the amended administration agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser, provided, however, that the reimbursement may not exceed .15% annualized of average weekly net assets. For the six months ended September 30, 2019, the reimbursement for such services amounted to $39,633.

Under the terms of a Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the six months ended September 30, 2019, there was no such reimbursement paid to ABIS.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended September 30, 2019, such waiver amounted to $32,143.

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A summary of the Fund’s transactions in AB mutual funds for the six months ended September 30, 2019 is as follows:

Fund	Market Value 3/31/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 9/30/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$52,078	$180,710	$140,648	$92,140	$737

During the six months ended September 30, 2019 and for the year ended March 31, 2019, the Adviser reimbursed the Fund $6,296 and $12,130, respectively, for trading losses incurred due to a trade entry error.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), through an initial public offering. AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.3% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA owned 10.1% of the outstanding shares of common stock of AXA Equitable as of November 13, 2019, and no longer owns a controlling interest in AXA Equitable. AXA previously announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining AXA Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into AXA Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of AXA Equitable common stock.

The latest transaction under the Plan, which occurred on November 13, 2019, resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and was deemed an “assignment” causing a termination of the Fund’s investment advisory agreement. In order to ensure that investment advisory services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved a new investment advisory agreement with the Adviser. Shareholders of the Fund subsequently approved the new investment advisory agreement, which became effective on November 13, 2019.

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NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended September 30, 2019, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$162,953,675		$225,514,638
U.S. government securities	– 0	–	20,121,025

The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$69,753,068
Gross unrealized depreciation	$(80,378,867)

Net unrealized appreciation	$(10,625,799)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

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During the six months ended September 30, 2019, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended September 30, 2019, the Fund held futures for hedging and non-hedging purposes.

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•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could

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NOTES TO FINANCIAL STATEMENTS (continued)

result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the six months ended September 30, 2019, the Fund held purchased options for hedging and non-hedging purposes.

During the six months ended September 30, 2019, the Fund held written options for hedging and non-hedging purposes.

During the six months ended September 30, 2019, the Fund held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the

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failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is

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the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended September 30, 2019, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of)

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the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended September 30, 2019, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting

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interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended September 30, 2019, the Fund held total return swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the six months ended September 30, 2019, the Fund held variance swaps for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

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During the six months ended September 30, 2019 the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$430,547	*	Receivable/Payable for variation margin on futures	$763,328	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	5,775,782		Unrealized depreciation on forward currency exchange contracts	4,194,881

Foreign currency contracts				Options written, at value	57,337

Credit contracts	Market value of credit default swaps	162,180		Market value of credit default swaps	9,920,873

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	3,728,457	*	Receivable/Payable for variation margin on centrally cleared swaps	2,858,851	*

Credit contracts				Unrealized depreciation on total return swaps	121,095

Total		$10,096,966			$17,916,365

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/depreciation on swaps	$(170,372)	$64,160

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	5,721,030	(1,216,499)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Interest rate contracts	Net realized gain/(loss) on swaptions written; Net change in unrealized appreciation/depreciation on swaptions written	$92,569	$	– 0	–

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation on forward currency exchange contracts	(955,231)		470,870

Foreign currency contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	(302,057)		178,173

Foreign currency contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	986,704		(175,932)

Foreign currency contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	(765,996)		117,748

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	9,154,221		2,847,647

Equity contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	136,894		– 0	–

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Equity contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	$(55,804)	$80,417

Equity contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	2,149	(46,463)

Total		$13,844,107	$2,320,121

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended September 30, 2019:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$90,692,715
Average notional amount of sale contracts	$275,498,308

Centrally Cleared Interest Rate Swaps
Average notional amount	$20,035,303	(a)

Credit Default Swaps:
Average notional amount of sale contracts	$83,872,111

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$307,399,828
Average principal amount of sale contracts	$452,277,626

Futures:
Average notional amount of buy contracts	$122,017,336
Average notional amount of sale contracts	$53,332,184

Total Return Swaps:
Average notional amount	$50,515,264

Variance Swaps:
Average notional amount	$182,075	(b)

Options Written:
Average notional amount	$60,965,014

Purchased Options:
Average notional amount	$19,755,622	(a)

Swaptions Written:
Average notional amount	$10,775,423	(b)

(a)	Positions were open for two months during the reporting period.

(b)	Positions were open for one month during the reporting period.

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For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of September 30, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA.	$167,948	$(36,370)	$	– 0	–	$	– 0	–	$131,578
Barclays Bank PLC	136,785	(136,785)		– 0	–		– 0	–	– 0	–
BNP Paribas SA	212,887	(169,226)		– 0	–		– 0	–	43,661
Brown Brothers Harriman & Co.	920,722	(920,722)		– 0	–		– 0	–	– 0	–
Citibank, NA/ Citigroup Global Markets, Inc.	993,283	(675,010)		(260,000)			– 0	–	58,273
Credit Suisse International	259,484	(259,484)		– 0	–		– 0	–	– 0	–
Deutsche Bank AG	114,467	(114,467)		– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA/ Goldman Sachs International	175,175	(175,175)		– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	60,063	(60,063)		– 0	–		– 0	–	– 0	–
Morgan Stanley & Co. International PLC/ Morgan Stanley Capital Services LLC.	646	(646)		– 0	–		– 0	–	– 0	–
Royal Bank of Scotland PLC/ Natwest Markets PLC	2,867,554	(459,369)		– 0	–		– 0	–	2,408,185
UBS AG	28,948	(28,948)		– 0	–		– 0	–	– 0	–

Total	$5,937,962	$(3,036,265)		$(260,000)		$	– 0	–	$2,641,697	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*		Net Amount of Derivative Liabilities
Bank of America, NA.	$36,370	$(36,370)	$	– 0	–	$–0	–	$	– 0	–
Barclays Bank PLC	185,786	(136,785)		– 0	–	– 0	–		49,001
BNP Paribas SA	169,226	(169,226)		– 0	–	– 0	–		– 0	–
Brown Brothers Harriman & Co.	1,105,090	(920,722)		– 0	–	– 0	–		184,368

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Citibank, NA/ Citigroup Global Markets, Inc.	$675,010	$(675,010)	$	– 0	–	$	– 0	–	$	– 0	–
Credit Suisse International	774,833	(259,484)	– 0	–	(515,349)	– 0	–
Deutsche Bank AG	203,104	(114,467)	– 0	–	(67,510)	21,127
Goldman Sachs Bank USA / Goldman Sachs International	7,025,079	(175,175)	– 0	–	(6,849,904)	– 0	–
HSBC Bank USA	101,197	– 0	–	– 0	–	– 0	–	101,197
JPMorgan Chase Bank, NA.	1,708,563	(60,063)	– 0	–	(1,648,500)	– 0	–
Morgan Stanley & Co. International PLC/ Morgan Stanley Capital Services LLC.	1,816,223	(646)	– 0	–	(1,119,504)	696,073
Royal Bank of Scotland PLC/ Natwest Markets PLC.	459,369	(459,369)	– 0	–	– 0	–	– 0	–
UBS AG	34,336	(28,948)	– 0	–	– 0	–	5,388

Total	$14,294,186	$(3,036,265)	$	– 0	–	$(10,200,767)	$1,057,154	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note C.3 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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3. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended September 30, 2019, the average amount of reverse repurchase agreements outstanding was $7,560,420 and the daily weighted average interest rate was 0.30%. At September 30, 2019, the Fund had reverse repurchase agreements outstanding in the amount of $7,091,083 as reported in the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of September 30, 2019:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Barclays Capital, Inc.	$2,867,992	$(2,867,992)	$	– 0	–
Credit Suisse Securities (USA) LLC	682,869	(682,869)		– 0	–
JPMorgan Chase Bank, NA	1,200,650	(1,155,823)		44,827
RBC Capital Markets	2,339,572	(2,325,263)		14,309

	$7,091,083	$(7,031,947)		$59,136

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

4. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In

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addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of September 30, 2019, the Fund had the following unfunded loan commitment which could be extended at the option of borrower pursuant to the respective loan agreement. The unrealized appreciation on such loan was $265.

Borrower	Unfunded Loan Participation Commitment	Funded
Allied Universal Holdco LLC (fka USAGM Holdco, LLC) 2019 Delayed Draw Term	$26,044	$	– 0	–

As of September 30, 2019, the Fund had no bridge loan commitment outstanding.

During the six months ended September 30, 2019, the Fund received no commitment fees or additional funding fees.

NOTE D

Capital Stock

During the six months ended September 30, 2019 and the year ended March 31, 2019, the Fund issued no shares in connection with the Fund’s dividend reinvestment plan.

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NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade or dispose of than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

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Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining. The risks of leverage also include potentially a higher volatility of the NAV of the common stock, potentially more volatility in the market value of the common stock and the relatively greater effect on the NAV of the common stock caused by the favorable or adverse changes in portfolio security values or currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 300% with respect to borrowings.

To the extent that the current interest rate on the Fund’s indebtedness approaches the net return on the leveraged portion of the Fund’s investment

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portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund’s NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of common stock than if the Fund were not leveraged. In extreme cases, if the Fund’s current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may result in a form of leverage.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years illiquid investments risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

LIBOR Risk— A Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”),

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NOTES TO FINANCIAL STATEMENTS (continued)

global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE F

Distributions to Shareholders

The tax character of distributions paid for the year ending March 31, 2020 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended March 31, 2019 and March 31, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$64,534,426	$71,764,491

Total taxable distributions paid	64,534,426	71,764,491
Return of capital	7,795,027	564,962

Total distributions paid	$72,329,453	$72,329,453

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NOTES TO FINANCIAL STATEMENTS (continued)

As of March 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(27,554,096	)(a)
Other losses	(5,715,744	)(b)
Unrealized appreciation/(depreciation)	(32,160,021	)(c)

Total accumulated earnings/(deficit)	$(65,429,861	)(d)

(a)	As of March 31, 2019, the Fund had a net capital loss carryforward of $27,554,096.

(b)	As of March 31, 2019, the fund had a qualified late-year ordinary loss deferral of $5,715,744.

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of swaps, the tax deferral of losses on wash sales, the tax treatment of partnership investments, and the tax treatment of Grantor Trusts.

(d)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of March 31, 2019, the Fund had a net short-term capital loss carryforward of $4,507,480 and a net long-term capital loss carryforward of $23,046,616, which may be carried forward for an indefinite period.

NOTE G

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08, which did not have a material impact on the Fund’s financial position or the results of its operations, and had no impact on the Fund’s net assets.

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Six Months Ended September 30, 2019 (unaudited)	Year Ended March 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 12.95	$ 13.56	$ 13.87	$ 12.64	$ 14.01	$ 15.19

Income From Investment Operations

Net investment income(a)	.34	.75	.83	.82	.89	1.00

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.27	(.52)	(.30)	1.36	(1.15)	(.74)

Contributions from Affiliates	.00	(b)	.00	(b)	– 0	–	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.61	.23	.53	2.18	(.26)	.26

Less: Dividends and Distributions

Dividends from net investment income	(.40)	(.75)	(.83)	(.95)	(1.11)	(1.21)

Return of capital	– 0	–	(.09)	(.01)	– 0	–	– 0	–	– 0	–

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.23)

Total dividends and distributions	(.40)	(.84)	(.84)	(.95)	(1.11)	(1.44)

Net asset value, end of period	$ 13.16	$ 12.95	$ 13.56	$ 13.87	$ 12.64	$ 14.01

Market value, end of period	$ 11.99	$ 11.59	$ 11.89	$ 12.58	$ 11.66	$ 12.57

(Discount), end of period	(8.89)%	(10.50)%	(12.32)%	(9.30)%	(7.75)%	(10.28)%

Total Return

Total investment return based on:(c)

Market value	6.97%	4.91%	.95%	16.47%	2.20%	(5.20)%

Net asset value	5.08%	2.78%	4.42%	18.46%	(.59)%	2.68%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,135,169	$1,116,970	$1,169,161	$1,195,920	$1,090,255	$1,207,977

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)(e)†	1.00	%(f)	1.04%	1.05%	1.04%	1.01%	1.01%

Expenses, before waivers/reimbursements(d)(e)†	1.01	%(f)	1.05%	1.05%	1.04%	1.01%	1.01%

Net investment income	5.24	%(f)	5.72%	5.99%	6.14%	6.81%	6.76%

Portfolio turnover rate	16%	40%	34%	48%	42%	48%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01	%(f)	.01%	.00%	.00%	.00%	.00%

See footnote summary on page 115.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.005.

(c)

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Generally, Total investment return based on net asset value will be higher than total investment return based on market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d)	The expense ratios presented below exclude interest expense:

	Six Months Ended September 30, 2019 (unaudited)(f)	Year Ended March 31,
		2019	2018	2017	2016	2015
Net of waivers/reimbursements	.99%	.99%	.99%	.99%	.98%	1.00%
Before waivers/reimbursements	1.00%	1.00%	.99%	.99%	.98%	1.00%

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the acquired fund fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the six months ended September 30, 2019, and for the year ended March 31, 2019, such waiver amounted to 0.01% (annualized) and 0.01%, respectively.

(f)	Annualized.

See notes to financial statements.

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ADDITIONAL INFORMATION

(unaudited)

AllianceBernstein Global High Income Fund

Shareholders whose shares are registered in their own names will automatically be participants in the Dividend Reinvestment Plan (the “Plan”), pursuant to which distributions to shareholders will be paid in or reinvested in additional shares of the Fund, unless they elect to receive cash. Computershare Trust Company N.A. (the “Agent”) will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares a distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i)

If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii)

If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the distribution in cash and apply it to the purchase of the Fund’s shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or shortly after the payment date for such distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund’s shares of Common Stock, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

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ADDITIONAL INFORMATION (continued)

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases of shares.

The automatic reinvestment of distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company N.A., P.O. Box 30170 College Point, TX 77842-3170.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer	Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Paul J. DeNoon(2),*, Vice President Gershon M. Distenfeld(2), Vice President Shamaila Khan(2), Vice President Douglas J. Peebles(2), Vice President Matthew S. Sheridan(2), Vice President	Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller Vincent S. Noto, Chief Compliance Officer

Administrator

AllianceBernstein, L.P.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Dividend Paying Agent,

Transfer Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 505000

Louisville, KY 40233-5000

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

*	Mr. DeNoon is expected to retire from the Adviser effective January 1, 2020.

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global High Income Investment Team. While all members of the team work jointly to determine the majority of the investment strategy including stock selection for the Fund, Messrs. DeNoon, Distenfeld, Peebles, Sheridan and Ms. Khan, members of the Global High Income Investment Team, are primarily responsible for the day-to-day management of the Fund’s portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of AllianceBernstein Global High Income Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Annual Certifications—As required, on May 1, 2019, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the reporting period.

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Information Regarding the Review and Approval of the Fund’s Advisory and Administration Agreements

The disinterested directors (the “directors”) of AllianceBernstein Global High Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser and the continuance of the Fund’s Administration Agreement with the Adviser (in such capacity, the “Administrator”) at a meeting held on November 6-8, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement and the Administration Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement and Administration Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the Administrator to provide administrative services to the Fund and the overall arrangements (i) between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee and (ii) between the Fund and the Administrator, as provided in the Administration Agreement, including the administration fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors

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considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and by the Administrator under the Administration Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund and the resources the Administrator has devoted to providing services to the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors noted that the Adviser receives reimbursements for certain clerical, accounting, administrative and other services provided to the Fund by the Adviser pursuant to the Administration Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement and the Administration Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser (including in its capacity as Administrator) for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiary that provides shareholder services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to shareholder servicing fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the Fund’s performance against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2018. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the management fee rate payable by the Fund (the combined advisory fee payable to the Adviser and administration fee payable to the Administrator) and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. They compared the combined advisory and administration fees payable by the Fund to the advisory fees of other funds where there is no separate administrator. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual total management fee rate (the combined advisory fee payable to the Adviser plus the administration fee payable to the Administrator) with a peer group median. The directors noted that the total management fee rate was expressed as a percentage of net assets and would have been lower if expressed as a percentage of average total assets (i.e., net assets plus assets supported by leverage).

The directors also compared the Fund’s contractual advisory fee rate with the fee rate charged by the Adviser for advising an open-end high income fund that also invested globally, and noted historical differences in their fee structures.

The Adviser informed the directors that there were no institutional products managed by the Adviser that have a substantially similar investment style as the Fund.

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In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Fund in comparison to a peer group selected by the 15(c) service provider. The expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The advisory fee schedule for the Fund does not contain breakpoints that reduce the fee rates on assets above specified levels. The directors considered that the Fund is a closed-end fixed-income fund and was not expected to have meaningful asset growth (absent a rights offering or an acquisition). In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. They noted that, if the Fund’s net assets were to increase materially, they would review whether potential economies of scale were being realized.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio.

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NOTES

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NOTES

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 125

NOTES

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NOTES

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 127

NOTES

128 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

Privacy Notice

AllianceBernstein and its affiliates (collectively referred to as “AllianceBernstein”, “we”, “our”, and similar pronouns) understand the importance of maintaining the confidentiality and security of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we collect nonpublic personal information from a variety of sources, including: (1) information we receive from clients, such as through applications or other forms, which can include a client’s name, address, phone number, social security number, assets, income and other household information, (2) information about client transactions with us, our affiliates and non-affiliated third parties, which can include account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

We may disclose all of the nonpublic personal information that we collect about our current and former clients, as described above, to non-affiliated third parties to manage our business and as otherwise required or permitted by law, including those that perform transaction processing or servicing functions, marketing services providers that provide marketing services on our behalf pursuant to a joint marketing agreement, and professional services firms that provide knowledge-based services such as accountants, consultants, lawyers and auditors to help manage client accounts. We require all the third-party providers to adhere to our privacy policy or a functional equivalent.

We may also disclose the nonpublic personal information that we collect about current and former clients, as described above, to our affiliated investment, brokerage, service and insurance companies for the purpose of marketing their products or services to clients under circumstances that are permitted by law, such as if our affiliate has its own relationship with you. We have policies and procedures to ensure that certain conditions are met before an AllianceBernstein affiliated company may use information obtained from another affiliate to solicit clients for marketing purposes.

We will also use nonpublic personal information about our clients for our own internal analysis, analytics, research and development, and to improve and add to our client offerings.

We have policies and procedures designed to safeguard the confidentiality and security of nonpublic personal information about our clients that include restricting access to nonpublic personal information to personnel that have been screened and undergone security and privacy training; to personnel who need it to perform their work functions such as our operations, customer service, account management, finance, quality, vendor management and compliance teams as required to provide services, communicate with you and fulfill our legal obligations.

We employ reasonably designed physical, electronic and procedural safeguards to secure and protect client nonpublic personal information.

If you are in the European Economic Area (“EEA”) or Switzerland, we will comply with applicable legal requirements providing adequate protection for the transfer of personal information to recipients in countries outside of the EEA and Switzerland.

For more information, our Privacy Policy statement can be viewed here: https://www.alliancebernstein.com/abcom/Privacy_Terms/PrivacyPolicy.htm.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

GHI-0152-0919

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global High Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: November 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: November 26, 2019

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: November 26, 2019